UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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38 FOUNTAIN SQUARE PLAZA

CINCINNATI, OHIO 45263

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 10, 2010

To the Shareholders of Fifth Third Bancorp:

You are cordially invited to attend the Annual Meeting of the Shareholders of Fifth Third Bancorp to be held at the Regency Ballroom, located on the third floor of the Hyatt Regency Cincinnati, at 151 West 5th Street, Cincinnati, Ohio on Tuesday, April 20, 2010 at 11:30 a.m. for the purposes of considering and acting upon the following:

(1)	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2011.
(2)	The proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to provide for majority voting in uncontested elections of directors. The proposed amendments are attached as Annex 1 to the Proxy Statement and is incorporated therein by reference.
(3)	The proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to eliminate cumulative voting in elections of directors. The proposed amendments are attached as Annex 2 to the Proxy Statement and is incorporated therein by reference.
(4)	The proposal described in the proxy statement to amend the Code of Regulations to permit the directors to further amend the code of regulations without shareholder consent to the extent permitted by Ohio law.
(5)	An advisory vote to approve the compensation of the Company’s Named Executive Officers.
(6)	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year 2010.
(7)	To vote on one or more proposals submitted by shareholders if properly presented at the Annual Meeting.
(8)	Transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on February 26, 2010 will be entitled to vote at the Annual Meeting.

All shareholders who find it convenient to do so are invited to attend the Annual Meeting in person. In any event, please vote at your earliest convenience by signing and returning the proxy card you receive or by voting over the internet or by telephone.

If you plan to attend the Annual Meeting:

Please note that space limitations make it necessary to limit attendance only to shareholders of the Company and the holders of shareholder proxies. Admission to the Annual Meeting will be on a first-come, first-served basis and will require presentation of a valid driver’s license or other federal or state issued photo identification card. Shareholders of record should bring the admission ticket attached to their notice or proxy card in order to be admitted to the meeting. “Street name” shareholders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to be admitted to the meeting. Registration and seating will begin at approximately 11:00 a.m. Communication and recording devices will not be permitted at the Annual Meeting. A copy of the regulations for conduct at the Annual Meeting is attached as Annex 3 to the proxy statement.

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc., which is assisting us, toll-free at 1-800-207-3158.

By Order of the Board of Directors

Paul L. Reynolds

Secretary

FIFTH THIRD BANCORP

38 Fountain Square Plaza

Cincinnati, Ohio 45263

PROXY STATEMENT

The Board of Directors of Fifth Third Bancorp (the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held at the Regency Ballroom, located on the third floor of the Hyatt Regency Cincinnati, at 151 West 5th Street, Cincinnati, Ohio on Tuesday, April 20, 2010 at 11:30 a.m. (the “Annual Meeting”). Each of the approximately              shares of Common Stock, outstanding on February 26, 2010 is entitled to one vote on all matters acted upon at the Annual Meeting, while each of the 136,320 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series F, (the “Series F Preferred Stock”) and the 16,451 shares of the Company’s 8.50% Non-Cumulative Perpetual Convertible Preferred Stock, Series G (the “Series G Preferred Stock”) is entitled to one vote on Company Proposals 1 and 2 only. Each of the Company’s Common Stock, Series F Preferred Stock and Series G Preferred Stock will vote as a separate class on Company Proposals 1 and 2 as described herein. Only shareholders of record on the books of the Company at the close of business on February 26, 2010 will be entitled to vote at the Annual Meeting, either in person or by proxy. The shares represented by all properly executed proxies which are sent to the Company will be voted as designated and each not designated will be voted and counted as described in this proxy statement. Each person giving a proxy may revoke it by giving notice to the Company in writing or in open meeting at any time before it is voted.

The laws of Ohio under which the Company is incorporated provide that if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding a meeting of shareholders for the purpose of electing Directors that such shareholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses in voting for Directors.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by the Directors, officers, and other regular employees of the Company, who will receive no compensation therefor in addition to their regular compensation. Brokers and others who hold stock on behalf of others will be asked to send proxy material to the beneficial owners of the stock, and the Company will reimburse them for their expenses.

The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist the Company in soliciting proxies. The Company anticipates that the costs of D.F. King’s services will be approximately $11,000.

The Annual Report of the Company for the year 2009, including financial statements, has been delivered or made available to all shareholders. Such report and financial statements are not a part of this proxy statement. This proxy statement and the form of proxy are first being sent or made available to shareholders on or about March 10, 2010.

CERTAIN BENEFICIAL OWNERS

Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following are the only shareholders known to the Company to be deemed to be beneficial owners of 5% or more of the capital stock of the Company as of December 31, 2009:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	46,172,823		5.7%

Common Stock	BlackRock, Inc. 40 East 52 nd Street New York, NY 10022	41,768,019		5.25%

Series F Preferred Stock	United States Department of the Treasury 1500 Pennsylvania Avenue, NW Washington, D.C. 20220	136,320		100%

Series G Preferred Stock	Wilmington Trust Company 1100 North Market St. Wilmington, Delaware 19801	16,451	(1)	100%

(1)	Wilmington Trust Company is the registered owner of 16,451 shares of Series G Preferred Stock for the benefit of the holders of 4,112,750 Depositary shares, which Depositary shares represent 1/250th of an interest in a share of Series G Preferred Stock. The Company has been informed by LMM LLC and Legg Mason Opportunity Trust, 100 International Drive, Baltimore, MD 21202, through its Schedule 13G filing on February 16, 2010, that they hold 385,268 depositary shares representing an indirect interest in 1,541.072 shares (9.37%) of the outstanding Series G preferred stock.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

In accordance with the Company’s Code of Regulations, Directors are elected annually to a one (1) year term expiring at the next Annual Meeting of Shareholders. The terms of the Directors listed below expire at the Annual Meeting on April 20, 2010 and constitute the nominees to be elected to serve until the Annual Meeting of Shareholders in 2011. In accordance with the retirement guidelines set forth in the Company’s Corporate Governance Guidelines, Thomas W. Traylor will retire at the Annual Meeting. Mr. Traylor has generously given valuable service to the Company as a Director for many years. The Board of Directors has voted to decrease the size of the Board such that no vacancies will result from Mr. Traylor’s retirement. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

Director candidates are nominated by the Company’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s Charter directs the Committee to investigate and assess the background and skills of potential candidates and to maintain an active file of suitable candidates for directors. The Nominating and Corporate Governance Committee utilizes its pool of existing subsidiary and affiliate directors as well as the significant network of business contacts of its existing directors and executive management as the primary pipeline from which its Director candidates are identified. The Company has also retained Heidrick & Struggles International, Inc. to aid it in identifying potential Director candidates. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Corporate Governance Committee initially interviews such candidate. If the candidate merits further consideration, the candidate subsequently interviews with all other Committee members (individually or as a group), meets the Company’s Chief Executive Officer and other Executive Officers and ultimately meets many of the other Directors. The Nominating and Corporate Governance Committee elicits feedback from all persons who meet the candidate and then determines whether or not to nominate the candidate.

The Company’s Corporate Governance Guidelines set forth the following criteria for Directors: independence (in order to compose a Board of Directors that has a majority of its members who are independent); highest personal and professional ethics and integrity; willingness to devote sufficient time to fulfilling duties as a Director; impact on the diversity of the Board’s overall experience in business, government, education, technology and other areas relevant to the Company’s business; impact on the diversity of the Board’s composition in terms of age, skills, ethnicity and other factors relevant to the Company’s business; and number of other public company boards on which the candidate may serve (generally, should not be more than three public company boards in addition to the Company). The Company’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee no later than December 31 of each year. Submissions are to be addressed to the Nominating and Corporate Governance Committee at the Company’s executive offices, which submissions will then be forwarded to the Committee. The Nominating and Corporate Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The Nominating and Corporate Governance Committee is not obligated to nominate any such individual for election. No such shareholder nominations have been received by the Company for this Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made by the Company.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated for election as Directors the following twelve (12) persons: Darryl F. Allen, Ulysses L. Bridgeman, Jr., Emerson L. Brumback, James P. Hackett, Gary R. Heminger, Jewell D. Hoover, Kevin T. Kabat, Mitchel D. Livingston, Ph.D., Hendrik G. Meijer, John J. Schiff, Jr., Dudley S. Taft, and Marsha C. Williams. Unless instructed otherwise, it is the intention of the persons named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominating and Corporate Governance Committee of the Board of Directors recommends. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the twelve (12) nominees specified above unless otherwise instructed by the shareholder. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election in accordance with Ohio law and the Company’s Articles of Incorporation and Code of Resolutions.

Under Ohio law and the Company’s Articles of Incorporation and Code of Resolutions, those persons receiving the twelve (12) highest totals of votes cast in the election will be elected as directors. The Company has, however, adopted provisions of its Corporate Governance Guidelines stating that, as long as cumulative voting is not in effect, in an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider factors deemed relevant by the Committee members including, without limitation, the Director’s length of service, the Director’s particular qualifications and contributions to Fifth Third, the reasons underlying the majority withheld vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Guidelines. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Committee and such additional information and factors the Board believes to be relevant. If Company Proposals No. 1 and No. 2 which call for majority voting in uncontested elections of Directors and the elimination of cumulative voting are passed, they would take effect with the 2011 Annual Meeting and would not affect the 2010 Annual Meeting results.

The following tables set forth information with respect to each Director nominee for election at the Annual Meeting including their business experience, share holdings and qualifications as a Director of the Company. The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exception of Messrs. Kabat and Schiff.

		Shares of Company Common Stock Beneficially Owned on December 31, 2009(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(2)	Percent of Class
Nominees for Election as Directors:

DARRYL F. ALLEN, 66, is the retired Chairman, CEO and President of Aeroquip-Vickers, Inc., formerly known as Trinova Corporation, a manufacturer and distributor of engineered components for industry, automotive, aerospace and defense. Manager of Allen Ventures, LLC. Former Director of Milacron Inc.	1997	34,777.0044%
As a certified public accountant, Mr. Allen brings a wealth of financial expertise to the Board. Mr. Allen also possesses practical business experience as the former CFO and then CEO of a Fortune 500 manufacturing company. He has a great knowledge of banking through five years of board service with another bank and intimate knowledge of the Company through his experience as a director of one of the Company’s banking affiliates in Northwestern Ohio.

ULYSSES L. BRIDGEMAN, JR., 56, is the owner and president of B.F. Companies which operates a number of Wendy’s Old Fashioned Hamburger restaurants and Chili’s restaurants. Mr. Bridgeman is a director of Jackson Hewitt Tax Service Inc.	2007	16,417.0021%

Mr. Bridgeman brings entrepreneurial business knowledge and experience to the Board through his ownership and operation of a restaurant franchisee with 300 locations in 11 states. He also has intimate knowledge of the Company through his experience as a director of one of the Company’s banking affiliates in Louisville, Kentucky.

		Shares of Company Common Stock Beneficially Owned on December 31, 2009(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(2)	Percent of Class

EMERSON L. BRUMBACK, 58, Retired President & COO of M&T Bank. Former director of M&T Bank Corporation.	2009	—	—

Mr. Brumback possesses a vast amount of knowledge regarding banking through his 30 years of experience in the financial services industry with several banking organizations. He has gained valuable insight through his experience in executive positions overseeing many aspects of the banking field including retail banking, commercial banking, banking operations and systems. He also brings his experience as a board member with another financial services company.

JAMES P. HACKETT, 54, President, CEO and Director of Steelcase Inc., a manufacturer of office systems. Trustee of The Northwestern Mutual Life Insurance Company.	2001	38,630.0049%

Mr. Hackett’s knowledge and experience in leading a large global organization are valuable attributes for his service as a Director. He also possesses skills in building a lean manufacturing environment and has directed the innovation of legacy businesses and practices. Mr. Hackett also brings his knowledge and experience of the financial services industry gained from his position as a Director of a large insurance company and a predecessor banking organization.

GARY R. HEMINGER, 56, Executive Vice President of Marathon Oil Company and President of Marathon Petroleum Company LLC.	2006	18,609.0023%

Mr. Heminger possesses valuable business knowledge gained from his responsibilities in overseeing all operations, performance, reporting and financial metrics for Marathon’s refining, marketing transportation and Speedway Super America business and has financial experience through his oversight of all financial data, working capital, and merger and acquisition activity.

		Shares of Company Common Stock Beneficially Owned on December 31, 2009(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(2)	Percent of Class

JEWELL D. HOOVER, 61, Principal of Hoover and Associates, LLC. Former director of First Charter Corporation.	2009	8,599.0011%
Ms. Hoover’s qualifications for service as a Director of the Company include 28 years of service with the Office of the Comptroller of the Currency- including service as the Deputy Comptroller of the agency’s Western District. She also has gained valuable banking experience and knowledge as a bank consultant for corporate governance, director training and problem bank resolution matters. Additionally she has first-hand knowledge of the Company through her service as a director of its North Carolina affiliate and a predecessor banking organization.

KEVIN T. KABAT, 53, Chief Executive Officer of the Bancorp since April 2007 and President of the Bancorp since June 2006. Previously, Mr. Kabat was Executive Vice President of the Bancorp since December 2003. Prior to that he was President and CEO of Fifth Third Bank (Michigan) since April 2001. Director of Unum Group.	2007	1,198,507.1506%
Mr. Kabat brings valuable insight and knowledge to the Board due to his service as its President and Chief Executive Officer. Mr. Kabat also has gained valuable banking knowledge from his years of service in the financial services industry, including his leadership of a predecessor banking organization and his service on the board of a large insurance company.

DR. MITCHEL D. LIVINGSTON, 65, Vice President for Student Affairs and Chief Diversity Officer, University of Cincinnati since July 2007. Formerly, Dr. Livingston was Vice President for Student Affairs, University of Cincinnati.	1997	34,273.0043%

Dr. Livingston’s qualifications for Board service include 40 years of management experience in large, complex organizations with hundreds of employees under his supervision as well as his management of multi-million dollar budgets. He has extensive educational experiences in financial matters and the banking industry in particular and has served on the boards of other corporations and community affairs organizations.

		Shares of Company Common Stock Beneficially Owned on December 31, 2009(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(2)	Percent of Class

HENDRIK G. MEIJER, 58, Co-Chairman, Director and CEO of Meijer, Inc., and its affiliates, a food and general merchandise retailer with 190 supercenters located in Michigan, Ohio, Indiana, Illinois and Kentucky.	2001	57,566.0072%

Mr. Meijer has vast business knowledge and experience gained through his position as the CEO of a company with over 60,000 employees and 200 retail and wholesale locations that competes successfully with the largest retailers in the United States. Mr. Meijer also has valuable banking knowledge through his service as a director of a predecessor banking organization.

JOHN J. SCHIFF, JR., 66, Chairman, former CEO and Director of Cincinnati Financial Corporation and Chairman, Executive Committee of Cincinnati Insurance Company. Former Chairman of John J. & Thomas R. Schiff & Co., Inc., an insurance agency. Director of Standard Register Co. and former director of Cinergy Corp.	1983	514,662.0647%

Mr. Schiff brings extensive knowledge of the financial services industry with a specialty in insurance and investment operations as well as valuable knowledge of the Company through his tenure on its Board of Directors.

DUDLEY S. TAFT, 69, President and Director of Taft Broadcasting Company, investor in entertainment and media properties. Director of Duke Energy Corporation and former director of The Tribune Company.	1981	104,108.0131%

Mr. Taft possesses valuable knowledge and business experience from his service on numerous boards of directors as well as his service as the COO and President of a New York Stock Exchange traded company for 10 years and has extensive knowledge of the Company through his tenure on its Board of Directors.

		Shares of Company Common Stock Beneficially Owned on December 31, 2009(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(2)	Percent of Class

MARSHA C. WILLIAMS, 58, Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. since February 2007. From 2002 to 2007, Ms. Williams served as Executive Vice President and Chief Financial Officer of Equity Office Properties Trust, the nation’s largest owner and operator of office buildings. Supervisory Director of Chicago Bridge & Iron Company N.V. and Director of Modine Manufacturing Company.	2008	10,000.0013%
Ms. Williams’ qualifications for Director include her extensive experience in financial matters including 37 years in finance and her service as the Chief Financial Officer of Orbitz and Equity Office Properties Trust as well as her service on the board of directors of other publicly traded corporations. Ms. Williams also possesses knowledge and experience in the financial services industry through her 15 years of service with other banking organizations.

Non-continuing Directors:

THOMAS W. TRAYLOR, 70, CEO and Chairman of Traylor Bros., Inc., a general/heavy construction contractor.	1999	285,992.0360%
All Directors and Executive Officers as a Group (23 persons)		4,746,782.5948%

(1)	As reported to Fifth Third Bancorp by the Directors as of the date stated. Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed. None of the Company’s current Executive Officers or Directors own any Series F Preferred Stock, Series G Preferred Stock or any Depositary Shares representing interests therein.

(2)	The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of stock options and stock appreciation rights, respectively: Mr. Allen, 7,000 and 5,000; Mr. Bridgeman, 1,000 and 750; Mr. Hackett, 7,000 and 5,000; Mr. Heminger, 500 and 500; Mr. Kabat, 357,125 and 614,677; Dr. Livingston, 7,000 and 5,000; Mr. Meijer, 7,000 and 5,000; Mr. Schiff, 5,000 and 5,000; Mr. Taft, 7,000 and 5,000; and Mr. Traylor, 7,000 and 5,000. The aggregate number of shares issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights held by the Executive Officers who are not also Directors or nominees is 3,012,583.

BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS

The Board of Directors of the Company met fourteen (14) times during 2009. The Company’s Board of Directors also regularly holds executive sessions of those members of the Board of Directors who meet the then current standards of independence. The chairman at these executive sessions is the Chairman of the Nominating and Corporate Governance Committee, who serves as the Lead Director of the Board. The position duty statement for the Lead Director may be found in the Corporate Governance Section of the Company’s website at www.53.com.

No member of the Board of Directors of the Company attended less than 75% of the aggregate meetings of the Board of Directors and all committees on which such Director served during 2009.

Neither the Board nor the Nominating and Corporate Governance Committee has implemented a formal policy regarding Director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2009, 10 out of 12 Directors attended the Annual Meeting.

In 2009, there were six (6) committees of the Board of Directors: Audit, Compensation, Finance, Nominating and Corporate Governance, Risk and Compliance and Trust.

The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and Fifth Third Bank. Twelve (12) meetings of this Committee were held during 2009. This Committee’s functions include the engagement of the independent registered public accounting firm, reviewing with that firm the plans and results of the audit engagement of the Company, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent registered public accounting firm, reviewing the Company’s financial results and periodic Securities and Exchange Commission filings, reviewing the design and effectiveness of the Company’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent registered public accounting firm. Another function of this Committee is to carry out the statutory requirements of a bank audit committee as prescribed under applicable law. The Board of Directors has adopted a written charter for the Audit Committee, which may be found in the Corporate Governance Section of the Company’s website at www.53.com. The Audit Committee members for 2009 were Darryl F. Allen, John F. Barrett, Ulysses L. Bridgeman, Jr., Gary R. Heminger, Robert L. Koch II and Marsha C. Williams. All members of the Audit Committee met the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Darryl F. Allen and Marsha C. Williams are audit committee financial experts for the Company and are independent as described in the preceding sentence. The formal report of the Audit Committee with respect to the year 2009 begins on page      herein.

The Company has a Compensation Committee comprised entirely of independent Directors. Executive compensation and equity plan allocations are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Allen M. Hill, Gary R. Heminger, Hendrik G. Meijer, James E. Rogers and Mitchel D. Livingston, Ph.D. and met eight (8) times during 2009. The formal report of the Compensation Committee with respect to 2009 compensation begins on page      herein.

The Finance Committee of the Company served in a dual capacity as the Finance Committee of the Company and Fifth Third Bank. The Finance Committee met six (6) times in 2009 and consisted of James P. Hackett, Allen M. Hill, Gary R. Heminger, Kevin T. Kabat, Robert L. Koch II and Dudley S. Taft. The Board of Directors have adopted a Finance Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com.

The Company has a Nominating and Corporate Governance Committee comprised entirely of independent Directors. This Committee: 1) develops and recommends to the Board corporate governance policies and guidelines for the Company and for the identification and nomination of Director and committee member candidates and 2) nominates Directors for election to the Board and appointment to committee membership. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Darryl F. Allen, James P. Hackett, Mitchel D. Livingston, Ph.D., James E. Rogers and Marsha C. Williams and met three (3) times during 2009.

The Company’s Risk and Compliance Committee serves in a dual capacity as the Risk and Compliance Committee of the Company and the Bank. The Committee oversees management’s compliance with all of the Company’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations, including any terms and conditions required from time to time by any action, formal or informal, of any federal or state banking regulatory agency or authority and any responses of management to any inquiries from any applicable banking regulator, and oversees management’s implementation and enforcement of the Company’s risk management policies and procedures. The Board of Directors has adopted a Risk and Compliance Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee met ten (10) times in 2009 and consisted of John F. Barrett, Ulysses L. Bridgeman, Jr., Hendrik G. Meijer, Dudley S. Taft and Thomas W. Traylor.

The Company has a Trust Committee which serves in a dual capacity as the Trust Committee of the Company and the Bank. The Committee reviews the fiduciary activities of the Bank and, more generally, oversees the structure for fiduciary activities for each of the Company’s subsidiary banks, including the Bank. In this regard, the Committee has responsibility to report risks identified in its review of such fiduciary activities to the Company’s Risk and Compliance Committee. The Committee also has overall responsibility for evaluating and approving the fiduciary policies of the Company and its bank subsidiaries. The Board of Directors has adopted a Trust Committee Charter which may be found in the Corporate Governance Section of the Company’s website at www.53.com. This Committee consisted of Messrs. Livingston, Kabat and Schiff, and met four (4) times during 2008.

CORPORATE GOVERNANCE

The Board of Directors has adopted the Fifth Third Bancorp Corporate Governance Guidelines which may be found in the Corporate Governance Section of the Company’s website at www.53.com. The Board of Directors has also adopted the Fifth Third Bancorp Code of Business Conduct and Ethics which may also be found in the Corporate Governance Section of the Company’s website at www.53.com.

Board Leadership

The Company’s Chairman is currently also its Chief Executive Officer and the Company’s Board utilizes a Lead Director who serves as the Chair of its Nominating and Corporate Governance Committee. The Board believes that the Company’s shareholders are best served by a Board that has the flexibility to establish a leadership structure that fits the needs of the Company at any particular point in time. Under the Company’s Code of Regulations and Corporate Governance Guidelines, the Board of Directors has the authority to combine or separate the positions of Chairman and Chief Executive Officer as well as determine whether, if the positions are separated, the Chairman is an affiliated Director or an independent Director.

At this time, the Board believes there are a number of important advantages to continuing to allow the positions of Chairman and Chief Executive Officer to be held by the same person. The Chief Executive Officer is the Director most familiar with our business and industry and is best situated to lead discussions on important matters affecting the business of our Company. Combining the Chief Executive Officer and Chairman positions creates a firm link between management and the Board and promotes the development and implementation of corporate strategy. Additionally, the Company’s use of its Lead Director provides an appropriate level of checks and balances.

The Position Duty Statement of the Lead Director of the Board of Directors of Fifth Third Bancorp, which is available in the Corporate Governance section of the Company’s website (www.53.com), lists the various responsibilities of the Lead Director. The Lead Director has the following responsibilities:

•

to advise the Chairman as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of Company operations;

•	to provide the Chairman with advice and/or input as to the preparation of the agenda for the Board and Committee meetings;
•

to advise the Chairman as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the independent directors to effectively and responsibly perform their duties; although Company management is responsible for the preparation of materials for the Board, the Lead Director may specifically request the inclusion of certain material;

•	to recommend to the Board the retention of consultants who report directly to the Board;

•	to interview all Board candidates, and make recommendations to the Nominating and Corporate Governance Committee and the Board;

•	to assist the Board and Company officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines;

•	to be principally responsible for recommending revisions to the Corporate Governance Guidelines;

•

to coordinate, develop the agenda for and moderate executive sessions of the Board’s independent directors; act as principal liaison between the independent directors and the Chairman on sensitive issues;

•	to evaluate, along with the members of the Compensation Committee, the Chief Executive Officer’s performance; meet with the Chief Executive Officer to discuss the Board’s evaluation; and

•	to recommend to the Chairman the membership of the various Board Committees, as well as selection of the Committee chairs.

From time to time the Board may consider separating the role of Chairman and Chief Executive Officer and discontinuing the use of its Lead Director in favor of a separate Chairman. These decisions will be dependent on the make-up of the Board at that time, the availability and willingness of candidates for Chairman who meet any expertise and experience criteria and qualifications identified by the Board as well as other factors.

Risk Management Oversight

The role of the Board of Directors is to provide oversight to ensure an effective enterprise risk management program is in place, including an appropriate enterprise risk management framework and related governance structure. The Board sets the overall risk appetite for the Company, including the establishment and monitoring of risk tolerances. The formulation of risk appetite considers the Company’s risk capacity, which is represented by its available financial resources that sets an absolute limit on risk assumption in the Company’s annual and strategic plans. The Company’s risk appetite is limited by policy to 95 percent of risk capacity. Tolerances are the maximum amount of risk applicable to each of the eight specific risk categories included in the enterprise risk management framework. Through their oversight role, Directors ensure that the risk management processes designed and implemented under this framework and governance structure are aligned to the Board’s corporate strategy and are functioning as directed. The Board also considers the optimal organizational structure at both the Board and management levels. This may include delegating responsibility through Board committees, management committees, the Chief Executive Officer and the Chief Risk Officer.

Risk management oversight and governance is provided primarily by the Risk and Compliance Committee of the Board of Directors and through the Enterprise Risk Management Committee, a management committee, that reports to it. The Enterprise Risk Management Committee is supported by several management committees whose membership includes a broad cross-section of line of business, affiliate and support representatives. The Risk and Compliance Committee of the Board of Directors consists of six outside directors and has responsibility for the oversight of risk management for the Company, as well as ensuring that risks are properly controlled, quantified and within the Company’s risk appetite.

The primary purposes of the Risk and Compliance Committee are to oversee management’s compliance with the Company’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations; to oversee management’s implementation of an enterprise risk management framework, including the development of effective policies, processes and procedures to ensure risks are properly controlled, quantified and within the Company’s risk appetite; and oversee management’s taking of appropriate measures to apply consistent methodologies for assessing, quantifying, aggregating, monitoring, prioritizing and reporting risk to the Company including the categories of credit risk, market risk, liquidity risk, operational risk, regulatory compliance risk, legal risk, reputation risk and strategic risk.

The Risk and Compliance Committee charter outlines more specific responsibilities under all categories of risk. The Chief Risk Officer has a dotted line reporting relationship to the Risk and Compliance Committee and has regular executive sessions with the Risk and Compliance Committee without other members of management present. In addition, the Director of Credit Risk Review reports directly to the Risk and Compliance Committee.

Communication with the Board

The Audit Committee has established Fifth Third’s EthicsLine, a toll free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in the Company’s SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Company’s Code of Business Conduct and Ethics; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee on a regular, periodic basis.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: Fifth Third Bancorp Board of Directors, 38 Fountain Square Plaza, MD 10AT76, Cincinnati OH, 45263 or by a secure e-mail via the Company’s website at www.53.com. All communications directed to the Board of Directors will be received and processed by the Fifth Third Legal Department and will be transmitted to the Chairman of the Nominating and Corporate Governance Committee (who serves as the Lead Director of the Board of Directors) without any editing or screening by the Legal Department.

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Compensation Discussion and Analysis addresses the following items:

•	Overview of Compensation (“Total Rewards”) Program

•	The Company’s Compensation Committee

•	Compensation philosophy and strategy

•	The elements of the Company’s Total Rewards Program

•	Insight regarding the Committee’s decisions relative to 2009 design and awards

•	A summary of material design changes for the 2010 Total Rewards Program

•	The impact of our participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”) on our executive compensation

Overview of the Total Rewards Program

The Compensation Committee is responsible for establishing, implementing and monitoring the administration of compensation and benefits programs in accordance with the Company’s compensation philosophy and strategy and approving executive compensation and equity plan awards. The Committee seeks to establish Total Rewards for the Company’s Executive Officers that are fair, reasonable, and competitive. The Total Rewards Program includes base salary, annual cash incentive compensation, long-term equity-based incentive compensation, benefits and certain perquisites. Generally, the types of compensation and benefits paid to the Executive Officers are similar to those provided to other officers of the Company.

In 2009, compensation to all Named Executive Officers as defined below was modified to adhere to the requirements of the TARP Standards for Executive Compensation and Corporate Governance including, among other modifications, the elimination of eligibility in the Variable Compensation Plan. Details of the required changes, as well as the Company’s standard compensation structure and philosophy are contained in this Compensation Discussion and Analysis.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2009, as well as the other individuals included in the Summary of Compensation Table on page xx, are referred to as the “Named Executive Officers.”

The Compensation Committee

The Committee’s Role. The Compensation Committee is composed of independent directors and is responsible for the approval and administration of compensation programs for Executive Officers and other employees of the Company. The Committee focuses on the attraction and retention of key executives and, when making decisions, considers the Company’s compensation philosophy, the achievement of business goals set by the Company, relevant peer data, recommendations made by the Chief Executive Officer, and the advice of Compensation Advisory Partners LLC (“CAP”) and Mercer Human Resource Consulting (“Mercer”), both of which are external human resources consulting firms with practices specializing in the financial services industry.

The Committee has taken the following steps to ensure that it effectively carries out its responsibilities:

•

Engaged CAP and Mercer, both respected external compensation consultants with expertise in executive compensation, to provide the Committee with relevant market data and to advise the Committee on alternatives when making compensation decisions for the Named Executive Officers and on the recommendations being made by the Company’s Management for Executive Officers other than the Named Executive Officers. In addition to the support provided by CAP and Mercer, employees with significant compensation experience in the Company’s Human Resources division provide support, data, and analysis to the Committee

•	Conducted an annual review of the Compensation Committee Charter to ensure that it effectively reflects the Committee’s responsibilities

•	Conducted an annual review of the Company’s compensation philosophy to ensure that it remains appropriate given the Company’s strategic objectives

•	Conducted an annual review of the Company’s Compensation Peer Group

•

Reviewed all compensation components for the Company’s Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers, incorporating a tally sheet and pay-for-performance sensitivity analysis for each executive into that review

•

Initiated an annual evaluation of the execution of the Company’s pay-for-performance philosophy, to ensure that the actual award decisions resulted in alignment of relative pay and relative performance compared to the Compensation Peer Group

•

Scheduled an executive session prior to the conclusion of each Committee meeting, without members of Management, for the purpose of discussing decisions related to the CEO’s performance, goal-setting, compensation levels and other items deemed important by the Committee

•	Completed an annual self-evaluation of the Committee’s effectiveness

•	Completed an annual review of the external compensation consultants’ performance to ensure the Committee receives the appropriate resources and counsel

•	Reviewed with the Chief Risk Officer to ensure that the Company’s executive compensation design does not incent unnecessary risk

•	Reviewed the executive compensation requirements as set forth in the TARP Standards for Executive Compensation and Corporate Governance and approved actions designed to comply with these standards

Role of Executive Officers in Compensation Decisions. The Chief Executive Officer annually reviews the performance of each of the other Named Executive Officers. Based on this review, he makes compensation recommendations to the Committee, including recommendations for salary adjustments, annual cash incentives, and long-term equity-based incentive awards. In addition, the CEO and other members of Management also annually assess performance for other Executive Officers and make compensation recommendations to the Committee. Although the Committee considers these recommendations along with data provided by its other advisors, it retains full discretion to set all compensation for the Company’s Executive Officers.

Additionally, the Chief Risk Officer discusses, evaluates, and reviews with the Committee all Executive Officer and employee incentive compensation plans. The purpose of the review is to ensure that the Company’s incentive compensation plans do not incent or pose unnecessary or excessive risks to the Company.

The Role of the Third Party Compensation Consultant. The Compensation Committee uses the services of outside executive compensation consultants to provide guidance and advice to the Committee on all matters covered by its charter. These consultants are selected by the Committee to provide a broad set of services pertaining to the compensation of the Company’s executives. Since 2007, the Committee has engaged Mercer. As of September of 2009, the lead consultant to the Committee from Mercer became employed by Compensation Advisory Partners LLC (“CAP”). At that time the Committee decided to continue to use the consultant as the Committee’s lead advisor on executive compensation matters and therefore employed CAP.

The consultant fulfills the following responsibilities:

•	Review the Company’s compensation philosophy and competitive positioning for reasonableness and appropriateness

•	Annually review the Committee’s charter and recommend changes as appropriate

•	Review Committee agendas and supporting materials in advance of each meeting

•	Advise the Committee on management proposals as requested

•	Review the Company’s Compensation Peer Group and survey data for competitive comparisons

•	Undertake special projects at the request of the Committee

•	Annually review the Company’s executive compensation programs and advise the Committee of plans or practices that might be changed to improve the effectiveness of its plans

•

Annually review competitive pay practices of the Compensation Peer Group for its Boards of Directors and recommend to the Committee changes required to pay the Company’s Board of Directors in a competitive fashion

•	Review, analyze and summarize survey data on executive pay practices and amounts that come before the Committee

•	Attend all Committee meetings, including executive sessions with only Committee members as requested

•	Advise the Committee on potential practices for Board governance of executive compensation as well as areas of concern and risk in the Company’s programs

During 2009, Mercer, and after September, Compensation Advisory Partners were specifically engaged on the following projects:

•

Advised the Committee with respect to the appropriateness of compensation targets and actual amounts paid to the Company’s executive officers given the Company’s compensation philosophy, size and Compensation Peer Group

•	Actively participated in the review and design of all executive compensation programs

•	Advised on the appropriateness of executive performance goals and metrics

•	Reviewed and advised on the compensation program for the Company’s Board of Directors

•	Advised the Committee regarding the Company’s compliance with TARP standards for compensation

•	Advised on the development of and reviewed the Company’s risk assessment of executive and employee incentive plans

•	Advised the Committee on market and regulatory trends and developments

•	Reviewed the Compensation Discussion and Analysis and related sections for our proxy statement

•	Attended all Committee meetings held in 2009

The Company does not engage Compensation Advisory Partners (“CAP”) for any additional services outside of executive compensation consulting.

Mercer, a consulting firm that specializes in human resource and investment management solutions, is a wholly owned subsidiary of MMC (Marsh & McLennan Companies), which provides advice to clients on risk, strategy and human capital. The Company did engage MMC and its affiliates for services during 2009 related to benefits, outsourcing, insurance, valuation, data, and facilities. The fees for all services not directly related to executive compensation performed by MMC affiliates up to the date that Mercer ceased to be a consultant to the firm totaled $17,033,500 of which $13,277,000 was for insurance premiums. These services were requested by areas of the Company that do not have responsibility for executive compensation and were approved by management and not the Committee. Additionally, the executive compensation consultants employed by Mercer were not engaged in any way for these additional services. Mercer, who served as the Committee’s consultant until September, received $133,700 for their services which directly related to executive compensation.

The Committee believes that the third party services of both Compensation Advisory Partners and Mercer are objective and unbiased.

The Committee’s Considerations. The Committee considers both the aggregate amounts and mix of an Executive Officer’s “Total Direct Compensation” (base salary, annual cash incentive compensation and long-term equity-based incentive compensation) when making decisions. The Committee assesses Total Direct Compensation relative to competitive market data in its November meeting, discusses recommendations for executive compensation in its January meeting and approves final recommendations at its February or March meeting.

Based on its most recent review of the competitive data, the Committee has determined that the compensation structure for Executive Officers is effective and appropriate. The structure reflects the Company’s compensation philosophy, in that its targets are tied to the market median, it has appropriate leverage to ensure a strong linkage between compensation and performance, and it drives rewards based on the most relevant performance measures for the Company. Also based on this review, the Committee determined that the Company’s aggregate 2008 and 2009 Total Rewards packages (and potential payouts in the severance and change-in-control scenarios where applicable) for its Named Executive Officers are reasonable and not excessive.

The Committee believes that the relative difference between the compensation of the Chief Executive Officer and the compensation of the Company’s other Executive Officers is consistent with such differences found in the Company’s Compensation Peer Group and external reference labor market. Further, the Committee has reviewed the internal relationships between the compensation for the Chief Executive Officer and for other Executive Officers and has deemed them to be appropriate.

The compensation restrictions required by the TARP standards created a number of considerations for the Committee. The remainder of this report outlines the Company’s compensation philosophy, executive compensation structure, and an analysis of compensation decisions made during 2009, with structure and decisions significantly influenced by the TARP requirements. In particular, the requirements prohibit the accrual of any incentive compensation, and specifically limit the use of equity compensation for the Named Executive Officers and the next 20 most highly compensated employees. The Committee had to consider and approve significant compensation structure changes for these executives in order to comply with the TARP requirements. Additionally, as is the case with many peer companies, the structural changes adopted significantly limit the Total Direct Compensation that would be possible under the Company’s originally adopted executive compensation structure for 2009. Furthermore, comparisons among peer companies may be difficult due to restrictions on certain companies not being applicable to ones that may have repaid TARP funds.

Executive Compensation Philosophy & Strategy

Compensation Philosophy

The Company’s executive compensation program is intended to drive shareholder value by attracting and retaining talented executives, motivating executives to achieve corporate objectives, and encouraging share ownership among the Executive Officers to align their interest with that of the shareholders. It is constructed to allow the Company to provide competitive target compensation for talented executives and to differentiate actual pay based on the level of individual and organizational performance. The executive compensation program consists of three components: base salary, annual cash incentive compensation, and long-term equity-based incentive compensation. The executive compensation program is intended to provide market median compensation for median performance relative to the Company’s Compensation Peer Group (identified below) and to pay at the 75th percentile for upper quartile performance relative to that Compensation Peer Group. The Committee refers to the Company’s Compensation Peer Group in making decisions related to compensation based on performance. In cases where data for the Compensation Peer Group is incomplete, the Company may use data from a broader reference group that includes a wider variety of financial services organizations.

The Company also intends that its Total Rewards Program (including benefits and certain limited perquisites) be tied to the competitive market median. The Company periodically reviews competitive benefits analyses to ensure that its programs are consistent with those offered by other financial services companies.

Executive Officers’ eligibility for compensation and benefits is generally determined in a manner that is consistent with other employees at the Company. The timing and terms of incentive compensation awards for Executive Officers are also consistent with those of other eligible employees at the Company.

Under the requirements of the TARP Standards for Executive Compensation and Corporate Governance, compensation to the Chief Executive Officer and the compensation of the Company’s other Executive Officers was modified in 2009 to include a fixed base salary and a limited restricted stock award, the latter of which may be awarded in an amount based on individual performance. Adherence to these standards has impacted the Committee’s ability to differentiate pay while compensation is governed by the TARP regulations. In addition, the TARP standards have impacted the eligibility, timing and terms of compensation and benefits for covered executives, generally limiting eligibility compared to other employees.

Benchmarking Methodology

In making compensation decisions, the Committee compares Company performance and each element of Executive Officers’ Total Direct Compensation with compensation information from a peer group of publicly traded banking and financial institutions (collectively the “Compensation Peer Group”). The Committee refers to this Compensation Peer Group for both compensation- and performance-related benchmarking. Financial performance data is prepared either by the Committee’s external compensation consultant or by the Company, using publicly available data from proxy statements and other public filings. Compensation data is generally prepared by the Committee’s external compensation consultants, using proprietary compensation databases and publicly available data from proxy statements. The Company’s consultant reviews financial and/or compensation data that is prepared by the Company and provided to the Committee.

The Compensation Peer Group consists of companies with which the Committee believes the Company competes for talent and for stockholder investment, and which are similar in asset size and business mix. The following 13 companies were identified prior to the start of 2009 by the Committee as the 2009 Compensation Peer Group:

BB&T Corporation	The PNC Financial Services Group, Inc.
Capital One Financial Corporation	Regions Financial Corporation
Comerica Incorporated	SunTrust Banks, Inc.
Huntington Bancshares Incorporated	U.S. Bancorp
KeyCorp	Wells Fargo & Company
M&T Bank Corporation	Zions Bancorporation
Marshall & Ilsley Corporation

The Committee annually reviews its Compensation Peer Group and considers changes to the Compensation Peer Group deemed necessary to ensure that the nature and size of the organizations continue to be appropriate. Based on the Committee’s evaluation of the Compensation Peer Group for 2010, it determined that the Compensation Peer Group should remain intact for 2010. Therefore, the Compensation Peer Group for 2010 is unchanged from the 2009 Compensation Peer Group listed above.

The Company’s assets were at approximately the 45th percentile of its 2009 Compensation Peer Group as of December 31, 2009.

Compensation Strategy

The Company’s compensation strategy refers to the structure and programs designed to achieve its compensation philosophy.

Compensation Structure. The compensation structure (i.e., each element of pay described below and the respective targets and ranges of pay for each element) for Executive Officers is reviewed annually. When determining the compensation structure, the following items are considered:

•	The most recent and prior years’ comparative proxy statement and survey data for similar jobs among the Compensation Peer Group

•

The 25th percentile, median and 75th percentile peer data for each element of compensation (base salary, target annual cash incentive compensation, and target long-term equity-based incentive compensation as well as the resulting Total Direct Compensation)

•	The ability to provide market median Total Cash Compensation (i.e., base salary plus annual cash incentive compensation) for median levels of performance relative to the Compensation Peer Group

•	The ability to provide 75th percentile Total Cash Compensation for upper quartile performance relative to the Compensation Peer Group

Base Salary. The Committee reviews individual base salaries of the Company’s Executive Officers annually (and/or at the time of promotion). Salary increases are based on the Company’s overall performance and the executive’s attainment of individual objectives during the preceding year in the context of competitive market data. The objectives of the Company’s base salary program are to provide salaries at a level that allows the Company to attract and retain qualified executives and to recognize and reward individual performance. Base salary levels also drive other elements of Total Rewards, including the annual cash and long term incentive compensation targets and retirement benefits. The following items are considered when determining base salary levels:

•	Market data provided by the Company’s external compensation consultants

•	The Executive Officer’s experience, scope of responsibilities, performance and potential

•	Internal equity in relation to other Executive Officers with similar levels of experience, scope of responsibilities, performance, and potential

•	Other relevant information, which may include federal programs, regulatory requirements, etc.

The Committee was required to amend the Company’s approved executive compensation structure to comply with the TARP standards for compensation. Under the TARP requirements, the Named Executive Officers are prohibited from earning any form of cash bonus and equity awards are limited to one-third of Total Direct Compensation in the form of restricted stock. The amended compensation structure resulted in the elimination of eligibility in the Variable Compensation Plan and the removal of stock appreciation rights and performance shares from future long-term equity-based incentive compensation awards. Fixed compensation was increased as allowed under the requirements. The increase in base salaries for the Named Executive Officers was made primarily in the form of immediately vested phantom stock units, which are granted each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The actual value paid to each executive on the settlement date will be dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, creating a significant portion of total compensation that is directly aligned to the performance of the Company’s stock and the interest of its shareholders. These awards will be settled in cash rather than shares of Company stock in order to avoid potential dilution of our shareholders.

A much smaller cash increase was made to the base salaries for these executives to achieve the revised target Total Direct Compensation for each. The revised target compensation structure for these executives provides significantly lower target Total Direct Compensation than the original structure, and no potential for awards above the adjusted compensation targets, regardless of Company performance.

Annual Cash Incentive Compensation. The annual cash incentive compensation program’s objective is to reward executives for superior performance relative to the Compensation Peer Group. Target award levels are established at the beginning of the year for each Executive Officer based primarily on market median target awards and are expressed as a percentage of base salary. The potential amounts of annual cash incentive compensation awards under the program for 2009 performance that the Executive Officers could earn were:

•	Up to 225% of target for each Named Executive Officer

•	Up to 225% of target for the other Executive Officers, depending on competitive upside opportunity (i.e., 75th percentile payout) among the Company’s Compensation Peer Group for each job

While this annual cash incentive compensation program was approved by the Committee at the beginning of the performance year, this component of pay was removed from the compensation structure for the Chief

Executive Officer, each Named Executive Officer, and all other executives whose pay is restricted under the TARP standards for executive compensation.

Long-Term Equity-Based Incentive Compensation. The objective of the long-term equity-based incentive program is to align executives’ interests with shareholders’ interests and to link executive wealth accumulation with the long-term performance of the Company. Target award levels are established at the beginning of the year for each Executive Officer based primarily on market median target awards, and actual awards are made based on individual performance relative to established individual performance objectives.

Management Stock Purchase Plan. The objective of the Management Stock Purchase Plan (“MSPP”) is to accelerate equity ownership. This plan was adopted by the Committee to increase the overall retention value and create enhanced ownership opportunities for a senior leadership team that is comprised predominantly of individuals who are new to their role. This is accomplished by automatically redirecting 25% of the earned annual cash incentive award into restricted shares, and then applying a Company match of 50% to the shares purchased by the executive. The purchased shares are immediately vested, but must be held by the executive for at least three years before they can be sold or transferred. The matching restricted stock vests one-third per year on the first through third anniversaries of the grant date.

Other Plan Provisions. The annual cash and long-term equity-based incentive compensation awards are authorized under the Company’s Incentive Compensation Plan (the “Plan”). This Plan was approved and adopted by the Company’s shareholders in 2008.

The Company’s Code of Business Conduct and Ethics provides that the Company reserves the right to and, if appropriate, will seek restitution of any bonus, commission or other compensation received as a result of an employee’s intentional or knowing fraudulent or illegal conduct or misconduct, including the making of a material misrepresentation contained in the Company’s financial statements. In addition, pursuant to the Company’s participation in the TARP CPP, Senior Executive Officers (as defined in subsection 111(b)(3) of the Emergency Economic Stabilization Act of 2008, or “EESA”) executed amendments to their Change-in-Control Agreements that included additional details regarding situations in which the Company could recover any bonus or incentive compensation that was based on “materially inaccurate financial statements or any other materially inaccurate performance metric criteria.”

Each Senior Executive Officer signed an amendment to his or her employment arrangements that complies with the terms of the TARP CPP. These amendments (1) prohibit the Company from paying any Golden Parachute Payment during any CPP covered period beyond the amount allowed under the EESA, (2) subjects any bonus and incentive compensation paid during a CPP covered period to recovery or clawback if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria (as noted above), and (3) noted that each compensation, bonus, incentive, change-in-control and other benefit plan is amended to the extent necessary to give effect to provisions (1) and (2).

The Committee has delegated to certain Executive Officers the authority to grant equity awards for recruiting and retention purposes up to specified limits.

Pay Mix and Total Compensation for Executive Officers

Annual vs. Long-Term Compensation. The Company intends to attract and retain talented executives with competitive salaries and annual cash incentive compensation opportunities that deliver market-appropriate awards based on annual performance, balanced by long-term equity-based incentive compensation awards that also provide market-competitive opportunities to deliver value commensurate with shareholder gains. The Company employs a pay mix (i.e., proportions of base salary, annual cash incentive and long-term equity-based incentive compensation comprising Total Direct Compensation) that approximates that of its peers to be consistent with its pay philosophy and to maximize the Company’s ability to attract, motivate and retain talented executives.

The Company’s compensation structure is intended to be competitive on each element of pay for each role. The figures below are expressed as a percentage of Total Direct Compensation and vary based on differences in the market pay mix for each role. The percentages below are based on the full value of the long-term equity-based incentive compensation awards on the grant date. The original 2009 target pay mix for the CEO, current and former CFO, and other three Named Executive Officers is shown below:

Named Executive Officer	Base Salary	Annual Target Incentive	Target Long-term Incentive
Kevin T. Kabat	15%	27%	58%
Ross Kari (former CFO)	26%	26%	48%
Daniel Poston (current CFO)	21%	21%	58%
Greg D. Carmichael	23%	26%	51%
Terry Zink	26%	24%	50%
Robert A. Sullivan	28%	22%	50%

The 2009 target pay mix after TARP-related compensation structure changes for the CEO, current CFO and other three Named Executive officers is shown below:

Named Executive Officer	Base Salary	Long-term Incentive
Kevin T. Kabat	47%	53%
Daniel Poston	62%	38%
Greg D. Carmichael	54%	46%
Terry Zink	57%	43%
Robert A. Sullivan	58%	42%

Note: the target pay mix after TARP-related compensation structure changes reflects (a) the effective salaries (cash and stock salary), and (b) a portion of the 2009 long-term incentive awards granted in April 2009. As described in the footnotes to summary tables, these awards were made prior to the release of the TARP rules for compensation, and may be adjusted or forfeited to comply with TARP requirements.

The target pay will not change for 2010 for Messrs. Kabat, Zink and Sullivan. Targets for Messrs. Poston and Carmichael will reflect their promotions in 2009. These changes are described in the section titled 2010 Executive Compensation Changes.

Long-term Equity-Based Incentive Compensation. The Company employs various long-term equity-based incentive compensation awards intended to align executives’ awards with shareholders’ interests. These awards include stock-settled stock appreciation rights (“SARs”), restricted stock and performance shares. The Company historically awarded incentive and non-qualified stock options. Beginning in 2004, the Company generally discontinued granting incentive and non-qualified stock options. All previously awarded incentive and non-qualified stock options outstanding are fully vested and exercisable.

For 2009, long-term equity-based incentive compensation awards for Named Executive Officers were granted in April prior to the release of the TARP rules for compensation. These awards may be adjusted or forfeited to comply with TARP requirements. Executive Officer awards issued prior to the TARP rules, were first denominated in dollars, and generally granted in share-denominated amounts in the following manner:

Award Type	Proportion of long-term incentive value	Calculation of Awards
SARs	50%	Total award dollar value multiplied by 50% divided by stated 2009 SAR value of $5.00 (see page xx for a description of how the Company determines the compensation value of a SAR)
Performance Shares	25%	Total award dollar value multiplied by 25% divided by 30-day average beginning share price (i.e., for 30 trading days prior to the grant date) of $1.86 for 2009
Restricted Stock	25%	Total award dollar value multiplied by 25% divided by $10.00, which reflected a premium over the closing share price of $3.96

The Company assigns a compensation value for SARs at the beginning of each calendar year, based on a number of factors including the calculated Black-Scholes value using the full ten-year term. This compensation value is not equal to the Black-Scholes value calculated for accounting purposes, in part due to use of the weighted average life for the accounting calculation. Additionally, an economic value of $10.00 was assigned to restricted stock awards based on a number of factors, including the historical value of the Company’s stock, the price of the Company’s stock at the time of grant, the expected future value of the stock, and the shares available for grant, in an effort to balance the value delivered with the shares used given the extraordinary circumstances at the time of the 2009 grant.

The Company reviewed the mix of long-term equity-based incentive compensation awards for its Executive Officers in 2009 to ensure that it effectively supported the Company’s objectives:

•	Align management and shareholders’ interests

•	Motivate senior executives to optimize long-term shareholder value

•	Encourage stock ownership among senior executives

•	Enhance the Company’s ability to retain key executives

•	Ensure that the program design is consistent with our compensation philosophy and reflective of external market trends

The Committee maintained its mix of award types to evenly balance growth and full-value awards for 2009. The Committee believes that a substantial portion of the long-term equity-based incentive compensation opportunity should come from a growth-oriented incentive (i.e., SARs) that aligns executives’ interests with those of the Company’s shareholders. In addition, the Committee believes that full-value share awards (i.e., performance shares and restricted stock) are important to drive stronger retention value and enhanced ownership creation opportunities and should therefore also be granted in a meaningful amount (i.e., 25% each). Moreover, the Committee believes that awarding performance shares fulfills the objective of creating a clear results orientation among participants. In addition, the two full-value award types complement each other. The Committee determined that these weightings were appropriate based on the Company’s strategic objectives, compensation philosophy and competitive practice.

Cash vs. Non-Cash Compensation. The Company typically pays base salary and annual incentive compensation in cash. Most of its long-term equity-based incentive compensation awards (i.e., 87.5% of the target value) are paid in the form of shares of the Company’s common stock. Half of an executive’s earned performance shares, however, are paid in cash to allow the recipient to pay applicable taxes on the awards. The remaining performance shares, performance-based restricted stock and all of the proceeds from option and SAR exercises are delivered in shares of the Company’s common stock to align the executive’s interests with those of the shareholders, to increase the executive’s ownership in the Company, and to expedite achievement of the Company’s executive stock ownership guidelines. These guidelines are outlined in more detail in the Executive Ownership and Capital Accumulation section of this proxy statement.

During 2009, the Committee amended the compensation structure originally adopted in order to comply with the TARP standards for compensation. Under the new compensation structure, the Named Executive Officers are not eligible for the annual incentive compensation normally paid under the VCP. However, the majority of the increases made to the base salaries for these executives were made in the form of phantom stock units payable solely in cash on the earlier of June 15, 2011 or the executive’s death, creating a significant portion of total compensation that is directly aligned to the performance of the Company’s stock and the interest of its shareholders.

Tally Sheet. The Company annually prepares a tally sheet of all compensation and potential payouts for the Committee’s use when approving compensation matters. The Committee reviews all components of the Company’s Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers’ compensation, including:

•	Base salary, including phantom stock units, as applicable

•	Annual cash incentive compensation

•	Long-term equity-based incentive compensation

•	Accumulated, realized and unrealized equity award gains

•	The dollar value to the executive and cost to the Company of all perquisites and other personal benefits

•	The earnings and accumulated payout obligations under the Company’s nonqualified deferred compensation program

•	The projected payout obligations under the Company’s supplemental executive retirement plan

•	Several potential termination scenarios, including change in control where applicable

In February 2009 and February 2010, the Committee reviewed tally sheets containing all the above components and the associated dollar amounts for projected 2009 and 2010 compensation and found that the figures were appropriate and reasonable. Also at that time, the Committee reviewed a sensitivity analysis of the relationship between each Named Executive Officer’s 2009 and 2010 target Total Direct Compensation and the Company’s performance (both stock price performance and financial results). The Committee was satisfied that the 2009 and 2010 compensation structures provide significant differentiation in the payouts for high versus low levels of both absolute and relative performance. This determination was made in part because the Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers received no cash bonus in 2009 or 2010 for the 2008 and 2009 performance years, respectively. Additionally, the compensation restructuring under the TARP requirements for executive compensation significantly limited what these executives could earn in total compensation compared to the original targets and compensation structures approved by the Committee.

Final Determinations. The Committee considers several factors and objectives relevant to each specific program when determining compensation. The Committee also contemplates each award’s impact on the Total Direct Compensation package.

Total Direct Compensation is intended to target the median of the relevant market data, and actual compensation (both amount and mix) for executives varies based on their performance, prior experience and other pertinent factors. In addition, for purposes of attracting and retaining key executives, the Committee may determine that an additional award, an above-median sign-on package and/or an incentive guarantee for a new hire, or a Total Direct Compensation package that is above market median is appropriate.

2009 Executive Compensation Awards & Decisions

TARP Compliance

In September 2009, the Committee approved a number of compensation changes that ensured the Company’s compliance with the Department of the Treasury’s compensation standards for TARP participants. These actions include the following:

•	Adoption of an Excessive and Luxury Expenditure Policy

•	Suspension of all gross-ups for Named Executive Officers and the next 20 most highly compensated executives

•	Completion of the risk rating of all employee incentive plans and the assessment of the risk mitigating factors of plans with potential significant incentive award opportunities

•	Modification of existing compensation structures for the Named Executive Officers and the next 20 most highly compensated employees who are not paid on a commission basis

The TARP standards require that the risk assessment be completed at least every six months while the Company is a participant in the program. The Company has completed two separate risk assessments since the standards were released in June of 2009. The first assessment was completed in early September 2009, within 90 days of the release of TARP Standards for Compensation and Corporate Governance, while the second was conducted in late 2009 as plans were developed for the 2010 fiscal year. The certification of the Company’s compliance with this requirement is contained in the Compensation Committee Report. An outline of the process followed to comply with the TARP requirements and to complete the risk assessment is listed below:

Senior risk officers and members of the Company’s compensation department developed the risk assessment process, which included a matrix by which incentive plans were risk rated based on the potential for loss, the variability of incentive compensation compared with non-incented earnings, incentive compensation limits and management’s review in incentive decisions.

•

Senior risk officers reviewed employee incentive plans with potential significant incentive award opportunities that were implemented for the 2009 fiscal year and determined if those plans incented unnecessary and excessive risk taking.

•

Senior risk officers participated in the design of the 2010 incentive plans and had significant input into the design of these plans for the lines of business for which they have risk oversight responsibilities

•

Senior risk officers and the Company’s compensation department participated in discussions with external consultants and public forums with other companies in the financial services industry to ensure the process followed for the Company’s risk assessment was at least as rigorous and comprehensive as its peers

Risk Management officers from credit, market, compliance and operational risk disciplines conducted the assessment of the incentive plans with potential significant incentive award opportunities. Specifically, the assessment determined whether plans incented material/excessive risk taking or short term results over long term value. The assessment also considered the inclusion of risk modifiers, the appropriateness of incentive metrics and the resulting impact to the Bank’s exposure to risk. Risk Management officers developed a number of recommendations for mitigating risk and further protecting the Company and its shareholders. These recommendations were reviewed by the Compensation Committee and implemented by the business units administering the plans for the 2010 year and beyond.

Pay for Performance

As illustrated in the Pay Mix and Total Compensation for Executive Officers section above, target annual and long-term incentives before TARP-related compensation changes comprise the majority of Executive Officers’ target Total Direct Compensation. The actual amounts awarded to Executive Officers under these incentive plans vary based on the performance of the Company. Their compensation is based on individual, division and Company performance. Company performance is evaluated from a variety of perspectives, including:

•	Absolute performance and performance relative to peers

•	Return measures including total shareholder return

•	Growth in core deposits, loans, fees, total revenue, net income and earnings per share

•	Efficiency ratio

•	Stock price growth and price/earnings ratio

Annual cash incentive compensation awards to Executive Officers are approved and funded on the basis of Company performance relative to specific targets set forth below in “2009 Variable Compensation Plan – Performance Goals” and is allocated to each participant based on individual and divisional performance. Long-term equity-based incentive compensation awards are allocated to each participant based on individual performance. Long-term equity-based incentive compensation awards granted in 2009 are earned, and derive value, based on shareholder return and stock price appreciation. Amounts realizable from prior compensation awards do not impact decisions relative to future awards or benefits because of the Company’s belief that prior awards were made on a performance basis.

Each 2009 decision is described in detail below. To summarize, the Company awarded no base salary increases and no annual cash incentive awards to its Named Executive Officers during its annual review cycle in the first quarter. Subsequently, upon issuance of the TARP regulations, the Company implemented changes to covered executives’ pay mix, resulting in increases to base salary. These increases were made largely in the form of stock-based salary (i.e., phantom stock units) that is granted and immediately vested each pay period and settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The actual value paid to each executive on the settlement date is also linked to Company performance as it is dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, creating a significant portion of total compensation that is directly aligned to the performance of the Company’s stock and the interest of its shareholders.

Long-term equity-based compensation awards were made, and will only derive value in direct proportion to the Company’s performance. Additionally, it is expected that a significant portion of the 2009 long-term equity-based compensation awards will be adjusted in accordance with the TARP Interim Rules for Executive Compensation and Corporate Governance.

2009 Base Salary

Based upon the CEO’s recommendation, Named Executive Officers initially did not receive annual base salary increases in 2009. This decision was made in February 2009 in acknowledgment of the industry environment and challenges. However, base salaries were adjusted in September under the compensation changes that were approved by the Committee in accordance with the TARP rules for executive compensation. These salary increases were paid in both cash and phantom stock units, with the vast majority of the increases being in the form of phantom stock units that are immediately vested each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. While the number of phantom stock units is fixed at each pay period based on the Company’s closing stock price on each grant date, the actual value to be paid to each executive on the settlement date is dependent upon the Company’s closing stock price on the settlement date, creating a significant portion of total compensation that is directly aligned to the performance of the Company’s stock and the interest of its shareholders.

Promotion-based salary increases were also made during the year to Messrs. Poston and Carmichael. The promotion increase was made to Mr. Poston upon his appointment as the Chief Financial Officer of the Company. The promotion increase for Mr. Carmichael was related to additional responsibilities assigned to his capacity as Chief Operating Officer.

2009 Variable Compensation Plan

Plan Design. The Company refers to its annual cash incentive compensation program as the “Variable Compensation Plan” or the “VCP.” During meetings held in late 2008 and early 2009, the Committee engaged in numerous discussions about the VCP’s objectives and the metrics and design that would best achieve those objectives.

The design of the VCP was comprised of the following three primary funding measures. The measures were weighted as illustrated below to reflect their relative importance to the Company:

1.	Pre-tax, pre-provision core earnings vs. plan: 50% weight

2.	Tangible Common Equity (TCE) vs. plan: 25% weight

3.	Efficiency Ratio relative to peers: 25% weight

In addition, the Committee agreed upon five additional measures relative to the overall financial stability of the Company that would be considered on a discretionary basis when determining the final funding of the VCP. These measures were available liquidity, Tier 1 Capital Ratio, net charge-offs (NCOs), non-performing assets (NPAs), and earnings per share. The financial plan approved by the Board of Directors included specific target levels for each of these measures which are shown below. Actual performance against these targets was considered, in addition to the three primary funding metrics listed above, to determine the available funding for all participants of the VCP.

Performance Goals. The pre-tax, pre-provision core earnings and TCE goals under the VCP were scaled to represent three levels of performance: threshold, target, and maximum. The Committee established the baseline pre-tax, pre-provision core earnings target for 2009 at $4.42, and a TCE target of 4.25%. Linear interpolation is used to calculate funding levels between stated performance levels and actual performance between threshold and maximum performance levels for both measures. The Committee placed the target goal for relative efficiency ratio at the median of the Compensation Peer Group, reflecting the Company’s philosophy to tie target pay to median performance. The threshold, target, and maximum performance levels and the Company’s performance level (as calculated per the discussion set forth below in “Determination of Awards”) are outlined below.

Primary Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Company Performance
Pre-tax, pre-provision core earnings	$3.98	$4.42	$4.86	$3.71

Tangible Common Equity (TCE)	4.0%	4.25%	5.0%	6.32%

Efficiency Ratio	25th percentile	Median (i.e., 50th percentile)	75th percentile	63rd percentile

As mentioned in the above Plan Design section, ranges for the five additional measures established in the financial plan approved by the Board of Directors are outlined below:

Performance Metric	Target Performance	Company Performance
Available Liquidity	$8-16 billion	$22 billion
Tier 1 Capital Ratio	10.3%	13.1%
Net Charge-Offs	2.76%	3.20%
Non-Performing Assets	3.95%	4.2%
Earnings per share	$0.12	$(0.29)*

*	Excludes benefit from the joint venture with Advent LLC and other actions not initially anticipated in the Company’s 2009 plan

Determination of Awards. The funding calculation based on the primary performance metrics outlined in the table above produced a VCP pool equal to 88% of target. This funding level was achieved based on the Company’s strong performance in the areas of Tangible Common Equity and Efficiency Ratio against the approved target levels. However, the Compensation Committee approved the CEO’s recommendation that the pool be funded at a level lower than the calculated amount. The Committee approved funding at 79% of target in acknowledgment of the Company’s performance on the additional measures described above including credit performance and earnings results, excluding any benefit from the joint venture with Advent LLC and other unplanned actions, relative to expectations for 2009.

Awards under this plan were made to eligible Section 16 Officers, affiliate leaders, line of business executives and other executives and managers who support specific business units or staff groups. However, for 2009, no VCP awards were made to Named Executive Officers as a result of the Company’s participation in the TARP CPP. Additionally, no VCP awards were made to certain Section 16 Officers and other senior executives who were the next twenty most highly compensated employees (following the Named Executive Officers), as determined by their 2008 total direct compensation and limited under the TARP rules for compensation.

2009 Long-term Equity-based Compensation Awards

Long-term equity-based incentive compensation awards for the Executive Officers are made to align the focus and rewards with the interests of the Company’s shareholders and to facilitate share ownership among Executive Officers. Target awards are established based on market median compensation for each job, and the values awarded represent the reward opportunity that may be realized only with commensurate performance. Award levels are determined based on target pay levels, Company performance, and the individual performance of each Executive Officer, such as:

•	The Company’s revenue and expense results

•	Division’s revenue and expenses vs. budget

•	Internal and external customer service levels

•	Performance relative to the Company’s strategic initiatives

•	Results related to specific individual responsibilities

The Chief Executive Officer recommends the award levels for the other Executive Officers and the Committee makes the final award determination for all Executive Officers. The award considerations are not based on a formula. Rather the Committee may choose to make the actual award higher or lower than the target award based on the factors described above. For 2009, the Committee made the actual awards at or below the target levels for these executives.

These grants provide incentive for the creation of shareholder value since the full benefit of the grant to each Executive Officer can only be realized with an appreciation in the price of the Company’s common shares or through reasonable relative total shareholder return, depending on the type of award. The Company does not grant discounted stock options or SARs, re-price previously granted stock options or SARs, or grant reload stock options.

SARs for Executive Officers have been and will continue to be granted at the closing price of the Company’s common stock on the date of grant, with a 10-year term and generally a 4-year graded vesting schedule. These award terms are consistent with the annual grant for all eligible employees at the Company. The Company assigns a compensation value for SARs at the beginning of each calendar year, based on a number of factors including the calculated Black-Scholes value using the full ten-year term. This compensation value is not equal to the Black-Scholes value calculated for accounting purposes, in part due to use of the weighted average life for the accounting calculation. The grant date is the date of the Compensation Committee’s approval of the awards, which will typically be at a March or April Compensation Committee meeting or at the annual shareholder meeting in April. The grant dates for 2009 awards are detailed in the 2009 Grants of Plan-Based Awards table. The Company does not adjust the timing of its annual grant based on SEC filings or press releases. Rather, the annual grant date is established and communicated well in advance.

Performance shares are granted with goals set at the date of the award grant in terms of three-year total shareholder return relative to the Company’s Compensation Peer Group. Total shareholder return was selected as the measure when the plan was introduced in 2004, and subsequently retained, because of its strong alignment with shareholder interests. The grants established varying payouts for increasing levels of relative total shareholder return, and aligned with the Company’s philosophy of tying median pay to median performance with appropriate upside and downside leverage:

Performance Level	Payout
40th percentile (threshold)	50% of award
50th percentile (target)	100% of award
90th percentile (maximum)	200% of award

Performance shares would be paid 50% in cash and 50% in the Company’s common stock. The cash payout is intended to cover applicable taxes on the awards so the Executive Officer can retain the shares earned. No payouts have yet occurred under these awards. The 3-year performance period for the third grant of performance shares (i.e., those granted in 2006) concluded on March 31, 2009 and the performance threshold was not met; therefore, the awards were not earned. The total shareholder return for subsequent awards made under this program (i.e., 2007, 2008 and 2009) is currently above the threshold level. Therefore, the 2007 award would be earned in April of 2010 if the total shareholder return for that grant remains at or above the threshold.

Restricted stock awards vest ratably on the first, second and third anniversaries of the grant date. These awards are full-value shares of stock that are eligible for dividend payments and receive voting rights during the restriction period.

Under the provisions of the TARP Standards for Executive Compensation, a portion of the SAR and performance share awards granted in April of 2009 to the Named Executive Officers will be adjusted or forfeited to comply with the accrual limits set forth in these standards.

Executive Benefits & Perquisites

Summary of Eligibility for Benefits and Perquisites

The table below illustrates eligibility for benefits and perquisites. “Yes” indicates that some or all of the employees in the category receive the benefit; “No” indicates that employees in this category are generally not eligible to participate in the program. Additional details are provided about the programs in either the footnotes to this table or the sections that follow.

Benefits and Perquisites	Executive Officers	Officers (Vice Presidents and above)	Full-time Employees
Medical and dental insurance	Yes	Yes	Yes
Life and disability insurance	Yes	Yes	Yes
401(k) plan	Yes	Yes	Yes
Employee stock purchase plan	No	Yes	Yes
Deferred compensation plan	Yes	Yes	No
Supplemental executive retirement plan(1)	Yes	Yes	No
Defined benefit pension plan(1)	Yes	Yes	Yes
Employee discount on Company products(2)	Yes	Yes	Yes
Financial planning reimbursement(3)	Yes	Yes	No
Country club memberships(4)	Yes	Yes	No
Parking	Yes	Yes	No
Relocation assistance	Yes	Yes	Yes
Commuting expense reimbursement(5)	Yes	No	No

(1)	As described below, these plans are frozen for all employees except those who were age 50 with 15 years of service as of December 31, 1998.

(2)	Excludes all items prohibited by various banking laws and regulations, including loans prohibited under Regulation O.

(3)	The Company believes that effective financial planning optimizes an executive’s Total Rewards. Eligible executives receive reimbursement of varying amounts based on executive band level up to $10,000 in the first year and up to $7,500 in subsequent years for financial planning, tax preparation, and legal services. Under the TARP standards for compensation, all tax gross-ups for these reimbursements have been suspended.

(4)	Selected executives and managers are reimbursed for country club memberships in situations where the membership would benefit the Company from a business development perspective. The Company eliminated the reimbursement of future country club dues to its Executive Officers in 2010 but will honor its commitments to pay any existing forgiveness loans that were entered into to purchase such memberships.

(5)	The Company periodically assists remote, transferring or newly hired executives with expenses related to commuting.

Retirement Benefits

The Company’s retirement benefits are designed to assist employees in accumulating wealth to provide income during their retirement years. The retirement benefits are designed to attract and retain employees and to encourage employees to save money for their retirement while maintaining a competitive cost structure. Based on the Company’s research using two national benefits surveys, its retirement benefits are positioned near the market median for similar employers. The Company’s primary retirement benefit plan is a defined contribution 401(k) plan with a company match and possible additional discretionary contributions, both of which are subject to vesting requirements. The Company also maintains a defined benefit plan that has been frozen except for approximately 34 employees who had previously met its eligibility requirements and are permitted to continue participating.

401(k) and Profit-Sharing. The Company maintains a 401(k) plan for all eligible employees. The 401(k) plan provides a match to employee contributions and may also provide an annual discretionary profit-sharing contribution. The Company’s match is 100% of the first 4% of eligible compensation an employee contributes to the plan, and is invested in the Company’s common stock fund. Participants are able to immediately redirect the matching contribution to any of the plan’s existing investment alternatives. The discretionary profit-sharing contribution is based on the Company’s performance, and is invested in the participant’s existing 401(k) investment allocations. The discretionary contribution for 2009 was 2% of eligible compensation based on the Company’s financial results. All Named Executive Officers are eligible for this plan up to the IRS wage or contribution limits.

Pension Plan. The Company maintains a defined benefit pension plan. On November 15, 1998, the benefit plan was frozen except for employees who were age 50 or older and had at least 15 years of service at December 31, 1998. The plan was frozen because the combination of this plan and the defined contribution plan provided benefits that may have exceeded retirement income needed by employees and resulted in the Company having benefit costs higher than its competitors. Employees who met the age and service requirement were “grandfathered” and continue to accrue benefits under that plan. No Named Executives continue to accrue benefits under this plan. Mr. Kabat has a frozen benefit for his service while at Old Kent Bank prior to it being acquired by the Company. The Old Kent Bank defined benefit plan was frozen for all participants shortly after the Company acquired Old Kent Bank. The Company also has a supplemental executive retirement plan, The Fifth Third Bancorp Supplemental Retirement Income Plan (“SERP”) that mirrors the qualified defined benefit plan except that it provides benefits that are lost under the qualified plan due to IRS qualified plan limits. The SERP was also frozen for all participants except for the grandfathered participants in the qualified defined benefit pension plan. The retirement benefit under both the defined benefit pension plan and the SERP is based on years of service and a percent of an employee’s highest five consecutive years of earnings over the last ten years of employment. Compensation for retirement benefit calculations is defined as the base salary plus variable compensation.

Health and Welfare Benefits

The Company offers medical, dental, life and disability insurance to its employees. The benefits are designed to attract and retain employees and provide security to employees for their health and welfare needs. Based on the Company’s research using two national benefits surveys, its health and welfare benefits are positioned near the market median for similar employers. These benefits are offered to employees and Named Executive Officers on a uniform basis and are subject to insurance policy limitations. The Company provides Company-paid life insurance coverage equal to an employee’s base salary, up to $1,000,000. The Company’s long-term disability benefit is 60% of an employee’s base salary and the benefit is limited to $20,000 per month. The Company also offers a Company-paid short-term disability benefit with similar benefits to the long-term disability program.

Paid Time Off Benefits

The Company offers employees vacation days, sick days and other paid time off benefits. These benefits are offered to all employees with variances based on an employee’s years of service and officer status.

Deferred Compensation

The Company offers some of its employees (at certain Salary Band levels, including its Executive Officers) a nonqualified deferred compensation plan. This plan allows for the deferral of base salary, bonus, and/or performance-based restricted stock. The plan also provides for the Company to make a contribution for loss of qualified plan 401(k) match and/or discretionary contribution due to deferral of pay into this plan or due to wage and/or contribution limitations under the qualified 401(k) plan. These contributions were not made in 2009 to any Named Executive Officer or other executive whose compensation is restricted due to the Company’s participation in the TARP CPP. These contributions had historically been invested 100% in the Company’s common stock; however, beginning January 1, 2007 participants were able to diversify their investments into the existing 401(k) plan investment alternatives, with the exception of performance-based restricted stock that is deferred.

Severance and Change-in-Control Benefits

The Company maintains change-in-control agreements for approximately 45 of its officers (including all of the 2009 Named Executive Officers). The severance benefits conferred in these agreements range from one to 2.99 times the individual’s base salary plus target annual cash incentive compensation, and other benefits, and are effective only in the event of both a change in control and termination of employment (including a constructive termination). For this purpose, a change in control would occur in any of the following instances:

•	Any person is or becomes the beneficial owner of 25% or more of the Company’s outstanding common stock

•	During any consecutive 2-year period, the Directors in office in the beginning of such period (or Directors who were approved by 2/3 of such Directors) cease to constitute a majority of the Board

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The sale or disposition of substantially all of the Company’s assets or the merger or consolidation of the Company with any other corporation unless the voting securities of the Company outstanding prior to such action continue to represent at least 50% of the voting power of the merged or consolidated entity

•	The Company’s shareholders approve a plan of complete liquidation of the Company

The agreements defer to the 2004 and 2008 Incentive Compensation Plans for treatment of long-term equity-based incentive compensation, which provides for the accelerated vesting of unvested long-term equity-based incentive compensation awards in the event of a change in control. If a change in control occurs, all stock-based awards granted prior to April 15, 2008 would vest immediately without the requirement of a termination of employment. Awards granted on or after April 15, 2008 would vest only if there is a change in control and termination of employment. Performance-based awards (including performance shares and performance-based restricted stock) would be paid out at the higher of (1) the extent to which the performance goals had been met through the date of the change in control, or (2) the value at the date of the change in control of the number of target shares awarded at the grant.

In addition, each Senior Executive Officer signed an amendment to his or her employment arrangements that complies with the terms of the TARP CPP. These amendments prohibit the Company from paying any Golden Parachute Payment during any CPP covered period beyond the amount allowed under the EESA.

Tax and Accounting Impact

Deductibility of Executive Compensation. Certain sections of the Internal Revenue Code limit the deductibility of compensation paid to or earned by a public company’s Named Executive Officers. In particular, the Company will not be permitted to deduct compensation earned by the Named Executive Officers in excess of $500,000 as a result of the Company’s participation in the TARP. The limitation of the deductibility of compensation earned by the Named Executive Officers will continue until the Company ends its participation in TARP. Therefore, it is anticipated that a portion of the compensation earned by the Named Executive Officers will not be deductible by the Company in 2009. Subsequent to ending the Company’s participation in TARP, the Company may not be permitted to deduct certain compensation paid to the Named Executive Officers in excess of $1,000,000 under another section of the Internal Revenue Code.

Nonqualified Deferred Compensation. The American Jobs Creation Act of 2004 was signed into law on October 22, 2004, changing the tax rules applicable to nonqualified deferred compensation arrangements. The final regulations became effective January 1, 2008 and the Company believes it is operating in compliance with the regulations. A more detailed description of the Company’s nonqualified deferred compensation arrangements is provided on page xx under the heading “Deferred Compensation”.

Accounting and Financial Reporting. The Company accounts for long-term equity-based incentive compensation payments including stock options, SARs, performance-based restricted stock, and performance shares in accordance with accounting principles generally accepted in the United States of America.

Executive Ownership and Capital Accumulation

The executive compensation program is designed to provide opportunities for Executive Officers to build ownership in the Company and to align performance with shareholder interests. Accordingly, the Company has established share ownership guidelines for all employees in the Company’s Salary Band structure, including the Executive Officers. The amount of shares required to be retained varies based upon the assigned Salary Band. These employees are expected to use shares net of taxes obtained through awards under the long-term equity-based incentive compensation program to establish a significant level of direct ownership. Stock ownership includes:

•	Shares owned individually and by immediate family

•	Restricted stock not yet vested

•	Shares held in the 401(k) plan

•	Shares held in the employee stock purchase plan

•	Shares held in the nonqualified deferred compensation plan.

Executive Officers who have not met the ownership guidelines are required to retain 50% of the net after-tax shares following exercise or receipt of the shares. In addition, Executive Officers are required to retain 100% of the net after-tax shares for one year following exercise or receipt of the shares. Specific ownership guidelines for the Named Executive Officers are:

2009 Share Ownership Guidelines

Chief Executive Officer	115,000 shares
Other Named Executive Officers	50,000 shares

The Committee reviews progress toward achieving the ownership goal for the Company’s Executive Officers on an annual basis. Based on the 2009 review, all but one of the Named Executive Officers had reached their ownership guideline. The one executive who had not yet reached the ownership guideline is no longer an employee of the Company.

Although the Company does not prohibit its Executive Officers from hedging shares of the Company’s common stock, any hedged shares are excluded from the calculation of Executive Officers’ ownership levels when analyzing progress toward meeting the stock ownership guidelines. The Company’s insider trading policy prohibits trading during designated blackout periods and requires approval by the Legal Department prior to any trade.

The Company has not historically had a formal capital accumulation policy (i.e., guidance for the interplay between long-term equity-based incentive awards and retirement benefits). Instead, the Company has specifically benchmarked its compensation and retirement plans to the external market to ensure a competitive design. The Committee will continue to consider long-term equity-based incentive compensation awards in the context of market-competitive levels and individual and corporate performance.

2010 Executive Compensation Changes

During its annual review of the design of its compensation plans, the Company determined that its plans are supportive of its compensation philosophy and strategic business objectives. Due to the compensation requirements under the TARP CPP, no compensation changes are planned for the Chief Executive Officer, Chief Financial Officer or other Named Executive Officers other than those outlined below.

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Promotional increases: Target compensation was increased in 2009 for the Chief Financial Officer and Chief Administrative Officer based on promotions to these roles. The target base salary was also increased for the Chief Operating Officer based on significant increases in his responsibilities. These increases were determined in September of 2009 by the Committee based on the competitive market review for comparable positions in our Compensation Peer Group and the financial services industry, and in conjunction with the Company’s revised executive compensation structure as a TARP participant. Based on the effective date of these increases, the resulting salaries for these individuals, on an annualized basis, were less than the targets approved in September. An additional salary adjustment was required at the beginning of 2010 in order to achieve the approved post-promotion target compensation on an annualized basis. The details of these adjustments were outlined in the Forms 8-K filed by the Company in September and December of 2009.

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The Committee has approved the following change to the Variable Compensation Plan: The measure of Tangible Common Equity, as described on page xx, has been replaced with a measure of Tier I Common Equity to Risk Weighted Assets (RWA). This measure is preferred over Tangible Common Equity because it reflects the underlying risks of the assets on the balance sheet. Correspondingly, Tier 1 Capital Ratio was removed as an explicit discretionary consideration.

•	The Company eliminated the reimbursement of country club dues to its Executive Officers.

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The Company anticipates making restricted stock awards to the Named Executive officers, as permitted under the TARP rules for compensation, when it approves long-term incentive awards for all other employees in April 2010.

•	The Company anticipates the continuation of stock based salary in 2010 for covered executives under TARP.

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The Company anticipates making additional adjustments to current pay structures for covered executives under TARP to be more aligned with its Compensation Philosophy and Total Rewards Program once the Company has fulfilled its obligations under the TARP CPP.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The table below summarizes the compensation awarded, paid to, or earned by the Company’s Named Executive Officers during 2007-2009. The amounts in the Stock Awards and Option Awards columns indicate the grant date fair value associated with all grants awarded in the corresponding year and do not correspond with the amounts that the Named Executive Officers may eventually realize with respect to these awards. The full benefit of these awards can only be realized with an appreciation in the price of the Company’s common shares. In addition, awards issued in 2009 prior to the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury on June 15, 2009 may be adjusted or forfeited in order to comply with the Interim Final Rule.

2009 Summary Compensation Table

Name & Principal Position	Year	Salary(1) ($)		Bonus ($)	Stock Awards(3) (4) ($)		Option Awards(3) ($)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value & Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)		Total ($)
Kevin T. Kabat	2009		$2,108,747	—		$2,209,403		$824,775		—	$41,600		$31,167		$5,215,692
Chairman and Chief Executive Officer	2008		$899,995	—		$1,668,306		$561,427		—	$(1,800)		$208,134		$3,336,063
	2007		$866,534	—		$1,714,458		$4,698,168		$3,013,200	$14,000		$140,400		$10,446,760

Daniel T. Poston,	2009		$564,638	—		$252,501		$94,260		—	—		$26,363		$937,763
Executive Vice President and Chief Financial Officer(2)	2008		$310,024	—		$190,672		$64,163		—	—		$45,846		$610,704

Greg D. Carmichael	2009		$1,022,349	—		$789,074		$294,563		—	—		$41,718		$2,147,704
Executive Vice President and Chief Operating Officer	2008 2007	$ $	569,504 565,062	— —	$ $	524,316 489,856	$ $	176,448 413,622	$	— 1,059,277	— —	$ $	128,989 121,142	$ $	1,399,257 2,648,959

Robert A. Sullivan	2009		$818,242	—		$552,353		$206,194		—	—		$41,342		$1,618,130
Executive Vice President	2008		$565,594	—		$500,477		$168,428		—	—		$119,875		$1,354,374
	2007		$564,948	—		489,856		$413,622		$859,702	—		$104,726		$2,432,854

Terry E. Zink	2009		$807,158	—		$552,353		$206,194		—	—		$26,877		$1,592,581
Executive Vice President

Ross J. Kari	2009		$452,431	—		$866,182		$425,335		—	—		$30,331		$1,774,279
Former Executive Vice President and Chief Financial Officer(2)	2008		$55,770	$100,000		—		—		—	—		$40,355		$196,125

(1)	2009 amounts reflect salary paid in the form of cash and phantom stock units for all except Ross Kari. The following chart depicts the portions of pre-tax salary delivered in cash and phantom stock units for each Named Executive Officer. For more information about phantom stock units, see also the Grants of Plan Based Awards table, as well as the Outstanding Equity Awards and Option Exercised and Stock Vested tables.

Name	Cash	Phantom Stock Units	Total
Kevin T. Kabat	$953,843	$1,154,904	$2,108,747
Daniel T. Poston	$452,948	$111,691	$564,638
Greg D. Carmichael	$660,071	$362,278	$1,022,349
Robert A. Sullivan	$616,126	$202,116	$818,242
Terry E. Zink	$573,039	$234,119	$807,158
Ross J. Kari	$452,431	—	$452,431

(2)	In 2009, Mr. Kari served as Chief Financial Officer through September 25, 2009. The amount disclosed for Mr. Kari as Bonus for 2008 represents a new hire sign-on bonus. Upon his departure in 2009, Mr. Kari returned $14,521 of this bonus to the Company. The full sign-on bonus amount is included in the table above. Mr. Poston serves as the current Chief Financial Officer since September 26, 2009.

(3)	Amounts reflect the aggregate grant date fair value of awards granted during the year valued in accordance with Statement accounting principles generally accepted in the United States of America. Assumptions used in determining fair value are disclosed in the footnote XX “Stock Based Compensation” located on page XX of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(4)	Fair value of performance share awards assumes target performance achievement as of the date of grant. Fair values assuming maximum performance as of the date of grant are as follows:

Fair Value at Maximum Performance
Name	2009	2008	2007
Kevin T. Kabat	$3,725,806	$1,586,614	$1,678,905
Daniel T. Poston	$425,803	$136,017	n/a
Greg D. Carmichael	$1,330,647	$498,641	$479,676
Robert A. Sullivan	$931,455	$475,968	$479,676
Terry E. Zink	$931,455	n/a	n/a
Ross J. Kari	$1,170,964	n/a	n/a

The values shown for 2009 in both the Summary Compensation Table and the table above reflect the grant date fair value of $3.96 per share which is also the grant date closing stock price on April 21, 2009. However, as in prior years, the number of performance shares awarded was calculated using the 30-day average closing stock price prior to the April 1st 2009 start of the performance period. That 30-day average price stock was $1.86 in 2009. As a result of the stock’s volatility, the fair value on April 21, 2009 of $3.96 per share is materially higher than the value (i.e., $1.86 per share) used to determine the grant size in terms of shares. The reverse relationship exists for both the 2008 and 2007 grants (i.e., the fair value reported is lower than the value used to determine the grant size).

(5)	The Company has nonqualified deferred compensation plans. The amounts earned are disclosed in the “Nonqualified Deferred Compensation” table.

(6)	All Other Compensation:

Name	Year	Perquisites and Other Personal Benefits		Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Tax Reimbursements	Severance	Other(G)
Kevin T. Kabat	2009	$9,079	(A)	$14,400	$842	—	—	$6,846
	2008	$26,589	(A)	$113,964	$842	—	—	$66,739
	2007	$38,682	(A)	$65,372	$842	$5,000	—	$30,504

Daniel T. Poston	2009	$7,100	(B)	$14,400	$291	—	—	$4,572
	2008	$2,100	(B)	$25,001	$308	—	—	$18,437

Greg D. Carmichael	2009	$21,391	(C)	$14,400	$534	—	—	$41,718
	2008	$37,816	(C)	$55,256	$534	—	—	$35,383
	2007	$37,968	(C)	$45,086	$534	$5,000	—	$32,554

Robert A. Sullivan	2009	$21,205	(D)	$14,400	$530	—	—	$5,207
	2008	$25,432	(D)	$51,030	$530	$2,500	—	$40,383
	2007	$28,294	(D)	$44,548	$530	$330	—	$31,024

Terry E. Zink	2009	$7,100	(E)	$14,400	$482	—	—	$4,895

Ross J. Kari	2009	$25,011	(F)	$1,115	$453	—	—	$3,752
	2008	$22,135	(F)	—	$544	$17,522	—	$154

(A)	The amount shown for Mr. Kabat for 2009 represents country club dues paid by the Company on behalf of Mr. Kabat, and parking. The amount shown for 2008 represents trust and estate planning fees, parking, and country club dues. Of the amount shown for 2007, $28,682 represents country club dues and the remaining amount represents trust and estate planning fees.

(B)	The amount shown for Mr. Poston for 2009 represents trust and estate planning paid by the Company on behalf of Mr. Poston, and parking. The amount shown for 2008 represents parking.

(C)	The amount shown for Mr. Carmichael for 2009 represents trust and estate planning paid by the Company on behalf of Mr. Carmichael, country club dues and parking. The amount shown for 2008 represents trust and estate planning, parking, and country club dues. Of the amount shown for Mr. Carmichael for 2007, $27,293 represent country club dues and the remaining amount represents trust and estate planning fees.

(D)	The amounts shown for Mr. Sullivan represent trust and estate planning paid by the Company on behalf of Mr. Sullivan, country club dues and parking.

(E)	The amount shown for Mr. Zink represents trust and estate planning paid by the Company on behalf of Mr. Zink and parking.

(F)	The amount shown for Mr. Kari for 2009 represents trust and estate planning paid by the Company on behalf of Mr. Kari, country club dues and parking. The amount shown for 2008 represents relocation benefits and parking. Upon his departure in 2009, Mr. Kari returned $ 44,164.75 in relocation benefits to the Company for 2008 and 2009. The amount listed for 2008 represents the full amount of 2008 perquisites exclusive of relocation repayments which totaled $ 39,357 for 2008. The amount listed for 2009 represents the net amount of 2009 perquisites after relocation repayments which totaled $ 4,808 for 2009 were made by Mr. Kari.

(G)	Amounts in this column represent benefit choice dollars and dividends paid on unvested restricted stock.

Grants of Plan-Based Awards

The following table illustrates the long-term equity-based incentive compensation awards made to, and the phantom stock units paid as base salary to Named Executive Officers during 2009. The table reflects the full grant date fair value of awards made in 2009.

On April 21, 2009, each of the Named Executive Officers received grants of performance shares that will vest three years from the grant date if the respective performance goals are met, restricted stock that will vest in three equal annual installments from the date of grant, and SARs that will vest in four equal annual installments from the date of grant. These awards were issued prior to the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury on June 15, 2009 may be adjusted or forfeited in order to comply with the Interim Final Rule.

Dividends are paid on unvested restricted stock, which is reported in the All Other Stock Awards: Number of Shares of Stock or Units column below. Exercise prices for stock appreciation rights are equal to the closing price of the Company’s common stock on the date of grant. Performance shares are earned based on relative total shareholder return versus the Company’s Compensation Peer Group. Higher relative performance corresponds to a greater number of performance shares earned. There were no tandem awards, reload features, or tax-reimbursement provisions in connection with the stock apprecation rights. None of these awards have been repriced or modified. As described in the Compensation Discussion and Analysis section, the provisions of the 2004 and 2008 Incentive Compensation Plans result in accelerated vesting in the event of a change in control.

2009 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)				All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date(1)	Date Grant Approved by Compensation Committee(6)	Number of Units	Threshold ($)	Target ($)	Maximum ($)	Number of Units	Threshold (#)	Target (#)	Maximum (#)
Kevin T. Kabat				$810,000	$1,620,000	$3,645,000
	4/21/2009	4/21/2009					470,430	235,215	470,430	940,860				$1,862,903
	4/21/2009	4/21/2009									87,500			$346,500
	4/21/2009	4/21/2009										350,000	$3.96	$824,775
	10/16/2009	9/24/2009									79,946			$797,861
	10/30/2009	9/24/2009									8,863			$79,235
	11/13/2009	9/24/2009									8,135			$79,235
	11/27/2009	9/24/2009									8,279			$79,230
	12/11/2009	9/24/2009									7,783			$79,231
	12/24/2009	9/24/2009									7,745			$79,231

Daniel T. Poston				$200,000	$400,000	$900,000
	4/21/2009	4/21/2009					53,763	26,882	53,763	107,526				$212,901
	4/21/2009	4/21/2009									10,000			$39,600
	4/21/2009	4/21/2009										40,000	$3.96	$94,260
	10/16/2009	9/24/2009									5,516			$55,050
	10/30/2009	9/24/2009									1,293			$11,559
	11/13/2009	9/24/2009									1,187			$11,561
	11/27/2009	9/24/2009									1,208			$11,561
	12/11/2009	9/24/2009									1,136			$11,564
	12/24/2009	9/24/2009									1,130			$11,560

Greg D. Carmichael				$390,000	$780,000	$1,755,000
	4/21/2009	4/21/2009					168,011	84,006	168,011	336,022				$665,324
	4/21/2009	4/21/2009									31,250			$123,750
	4/21/2009	4/21/2009										125,000	$3.96	$294,563
	10/16/2009	9/24/2009									23,633			$235,857
	10/30/2009	9/24/2009									3,083			$27,562
	11/13/2009	9/24/2009									2,830			$27,564
	11/27/2009	9/24/2009									2,880			$27,562
	12/11/2009	9/24/2009									2,708			$27,567
	12/24/2009	9/24/2009									2,694			$27,560

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)				All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date(1)	Date Grant Approved by Compensation Committee(6)	Number of Units	Threshold ($)	Target ($)	Maximum ($)	Number of Units	Threshold (#)	Target (#)	Maximum (#)

Robert A. Sullivan				$226,238	$452,475	$1,018,069
	4/21/2009	4/21/2009					117,608	58,804	117,608	235,216				$465,728
	4/21/2009	4/21/2009									21,875			$86,625
	4/21/2009	4/21/2009										87,500	$3.96	$206,194
	10/16/2009	9/24/2009									14,049			$140,209
	10/30/2009	9/24/2009									1,558			$13,929
	11/13/2009	9/24/2009									1,430			$13,928
	11/27/2009	9/24/2009									1,455			$13,924
	12/11/2009	9/24/2009									1,368			$13,926
	12/24/2009	9/24/2009									1,361			$13,923

Terry E. Zink				$244,392	$488,784	$1,099,763
	4/21/2009	4/21/2009					117,608	58,804	117,608	235,216				$465,728
	4/21/2009	4/21/2009									21,875			$86,625
	4/21/2009	4/21/2009										87,500	$3.96	$206,194
	10/16/2009	9/24/2009									16,628			$165,947
	10/30/2009	9/24/2009									1,843			$16,476
	11/13/2009	9/24/2009									1,692			$16,480
	11/27/2009	9/24/2009									1,722			$16,480
	12/11/2009	9/24/2009									1,619			$16,481
	12/24/2009	9/24/2009									1,611			$16,481

Ross J. Kari(5)				$290,004	$580,008	$1,160,016
	1/2/2009	1/2/2009									20,000			$171,800
	1/2/2009	1/2/2009										40,000	$8.59	$166,120
	4/21/2009	9/24/2009					147,849	73,925	147,849	295,698				$585,482
	4/21/2009	9/24/2009									27,500			$108,900
	4/21/2009	9/24/2009										110,000	$3.96	$259,215

(1)	All awards were made under the 2008 Incentive Compensation Plan as approved by shareholders on April 15, 2008. Awards issued prior to June 15, 2009 may be adjusted or forfeited in order to comply with the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury.

(2)	Includes incentive awards made under the Annual Incentive Plan. There were no payments made under the Annual Incentive Plan in 2009 as indicated in the “Non-Equity Incentive Compensation” column of the “Summary Compensation Table” in this Proxy Statement.

(3)	Includes performance shares that are settled one-half in cash and one-half in shares of Company stock, only after threshold performance or greater is achieved.

(4)	Grant Date Fair Value of Equity Incentive Plan Awards granted on April 21, 2009 calculated as [total number of units] multiplied by [$3.96].

Grant Date Fair Value of Stock Awards granted on January 2, 2009 calculated as [total number of shares] multiplied by [$8.59].

Grant Date Fair Value of Stock Awards granted on April 21, 2009 calculated as [total number of shares] multiplied by [$3.96].

Grant Date Fair Value of Stock Awards granted on October 16, 2009 calculated as [total number of shares] multiplied by [$9.98].

Grant Date Fair Value of Stock Awards granted on October 30, 2009 calculated as [total number of shares] multiplied by [$8.94].

Grant Date Fair Value of Stock Awards granted on November 13, 2009 calculated as [total number of shares] multiplied by [$9.74].

Grant Date Fair Value of Stock Awards granted on November 27, 2009 calculated as [total number of shares] multiplied by [$9.57].

Grant Date Fair Value of Stock Awards granted on December 11, 2009 calculated as [total number of shares] multiplied by [$10.18].

Grant Date Fair Value of Stock Awards granted on December 24, 2009 calculated as [total number of shares] multiplied by [$10.23].

Grant Date Fair Value of Option Awards granted on January 2, 2009 calculated as [total number of securities underlying options] multiplied by [$4.153].

Grant Date Fair Value of Option Awards granted on April 21, 2009 calculated as [total number of securities underlying options] multiplied by [$2.3565].

(5)	Mr. Kari resigned on September 25, 2009 and had no outstanding grants of plan-based awards on December 31, 2009.

(6)

As referenced in the Compensation Discussion and Analysis section of this proxy statement, the Summary Compensation table and the Company’s 8-K filed in September 2009, the Compensation Committee amended the Company’s approved executive compensation structure to comply with the TARP standards for compensation. Awards approved by the Compensation Committee on September 24, 2009 reflect salary adjustments for the Named Executive Officers made in the form of immediately vested phantom stock units, which are granted each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The actual value to be paid to each executive on the settlement date is dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, which may be higher or lower than the grant date fair value referenced above. The executive has no rights as a shareholder as to the phantom stock units, no rights to receive dividends, no rights to vote, and no right to transfer the units. The grant dates of these awards differ from the approval date of September 24, 2009 as awards were paid as salary at the end of each pay period commencing on October 16, 2009.

(7)	Awards granted on October 16, 2009 reflect salaries paid in the form of phantom stock units that were effective as of the issuance of the Interim Final Rule on TARP Standards for Compensation and Corporate Governance in June 2009.

Outstanding Equity Awards at Year-End

The following table outlines outstanding long-term equity-based incentive compensation awards for the Named Executive Officers as of December 31, 2009. Each outstanding award is shown separately. Option Awards include non-qualified and incentive stock options, and stock appreciation rights. Stock awards include restricted stock, performance share awards and phantom stock units. The vesting schedule for each award is described in the footnotes to this table.

Outstanding Equity Awards at December 31, 2009

	Option Awards						Stock Awards(11)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(10) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(12) ($)
Kevin T. Kabat	97,125	—		—	$37.2410	6/19/2010	—		—	—	—
	150,000	—		—	$53.6250	4/2/2011	—		—	—	—
	50,000	—		—	$68.0100	4/22/2012	—		—	—	—
	60,000	—		—	$51.4600	3/28/2013	—		—	—	—
	55,000	—		—	$54.4000	4/19/2014	—		—	—	—
	62,377	—		—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(1)	—	$37.5800	1/23/2016	—		—	—	—
	53,325	17,775	(2)	—	$39.3600	4/7/2016	—		—	—	—
	116,667	116,666	(3)	—	$38.2700	4/9/2017	—		—	—	—
	200,000	300,000	(4)	—	$40.1000	4/23/2017	—		—	—	—
	67,308	201,923	(5)	—	$19.2600	4/15/2018	—		—	—	—
	—	350,000	(6)	—	$3.9600	4/21/2019	—		—	—	—
	—	—		—	—	—	15,966	(7)	$155,669	—	—
	—	—		—	—	—	7,621	(8)	$74,305	—	—
	—	—		—	—	—	87,500	(9)	$853,125	—	—
							120,751	(14)	$1,177,322
	—	—		—	—	—	—		—	531,833	$5,185,372
Daniel T. Poston	4,860	—		—	$61.7000	4/5/2011	—		—	—	—
	5,140	—		—	$61.7000	4/5/2011	—		—	—	—
	25,000	—		—	$68.0100	4/22/2012	—		—	—	—
	30,000	—		—	$51.4600	3/28/2013	—		—	—	—
	35,000	—		—	$54.4000	4/19/2014	—		—	—	—
	36,058	—		—	$42.9000	4/8/2015	—		—	—	—
	—	30,000	(1)	—	$37.5800	1/23/2016	—		—	—	—
	26,663	8,887	(2)	—	$39.3600	4/7/2016	—		—	—	—
	13,334	13,333	(3)	—	$38.2700	4/9/2017	—		—	—	—
	7,693	23,076	(5)	—	$19.2600	4/15/2018	—		—	—	—
	—	40,000	(6)	—	$3.9600	4/21/2019	—		—	—	—
	—	—		—	—	—	7,983	(7)	$77,834	—	—
	—	—		—	—	—	871	(8)	$8,492	—	—
	—	—		—	—	—	10,000	(9)	$97,500	—	—
							11,470	(14)	$111,833
	—	—		—	—	—	—		—	60,781	$592,615
Greg D. Carmichael	20,000	—		—	$57.4100	3/28/2013	—		—	—	—
	45,000	—		—	$54.4000	4/19/2014	—		—	—	—
	62,377	—		—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(1)	—	$37.5800	1/23/2016	—		—	—	—
	53,325	17,775	(2)	—	$39.3600	4/7/2016	—		—	—	—
	33,334	33,333	(3)	—	$38.2700	4/9/2017	—		—	—	—
	21,154	63,461	(5)	—	$19.2600	4/15/2018	—		—	—	—
	—	125,000	(6)	—	$3.9600	4/21/2019	—		—	—	—
	—	—		—	—	—	15,966	(7)	$155,669	—	—
	—	—		—	—	—	2,177	(8)	$21,226	—	—
	—	—		—	—	—	31,250	(9)	$304,688	—	—
							37,828	(14)	$368,824
	—	—		—	—	—	—		—	186,682	$1,820,150

	Option Awards						Stock Awards(11)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(10) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(12) ($)
Robert A. Sullivan	19,140	—		—	$42.3197	1/3/2010	—		—	—	—
	19,140	—		—	$54.6708	1/2/2011	—		—	—	—
	60,000	—		—	$68.0100	4/22/2012	—		—	—	—
	65,000	—		—	$51.4600	3/28/2013	—		—	—	—
	60,000	—		—	$54.4000	4/19/2014	—		—	—	—
	62,377	—		—	$42.9000	4/8/2015	—		—	—	—
	—	60,000	(1)	—	$37.5800	1/23/2016	—		—	—	—
	53,325	17,775	(2)	—	$39.3600	4/7/2016	—		—	—	—
	33,334	33,333	(3)	—	$38.2700	4/9/2017	—		—	—	—
	20,193	60,576	(5)	—	$19.2600	4/15/2018	—		—	—	—
	—	87,500	(6)	—	$3.9600	4/21/2019	—		—	—	—
	—	—		—	—	—	15,966	(7)	$155,669	—	—
	—	—		—	—	—	2,177	(8)	$21,226	—	—
	—	—		—	—	—	21,875	(9)	$213,281	—	—
							21,221	(14)	$206,906
	—	—		—	—	—	—		—	135,715	$1,323,221
Terry E. Zink	23,077	—		—	$42.9000	4/8/2015	—		—	—	—
	—	25,000	(1)	—	$37.5800	1/23/2016	—		—	—	—
	39,994	13,331	(2)	—	$39.3600	4/7/2016	—		—	—	—
	25,000	25,000	(3)	—	$38.2700	4/9/2017	—		—	—	—
	15,385	46,153	(5)	—	$19.2600	4/15/2018	—		—	—	—
	—	87,500	(6)	—	$3.9600	4/21/2019	—		—	—	—
	—	—		—	—	—	6,652	(7)	$64,857	—	—
	—	—		—	—	—	1,633	(8)	$15,922	—	—
	—	—		—	—	—	21,875	(9)	$213,281	—	—
							25,115	(14)	$244,871
	—	—		—	—	—	—		—	131,329	$1,280,458
Ross J. Kari(13)	—	—		—	—	—	—		—	—	—

(1)	All unexercisable shares will vest on January 23, 2010.

(2)	All unexercisable shares will vest on April 7, 2010.

(3)	One-half of the unexercisable shares will vest on each of April 9, 2010 and 2011.

(4)	One-third of the unexercisable shares will vest on each of April 23, 2010, 2011, and 2012.

(5)	One-third of the unexercisable shares will vest on each of April 15, 2010, 2011, and 2012.

(6)	One-fourth of the unexercisable shares will vest on each of April 21, 2010, 2011, 2012, and 2013.

(7)	All unvested shares will vest on January 23, 2010.

(8)	All unvested shares will vest on April 9, 2010.

(9)	One-third of the unvested shares will vest on each of April 21, 2010, 2011, and 2012.

(10)	All Equity Incentive Plan Awards in this column are settled one-half in cash and one-half in shares of Company stock only after threshold performance or greater is achieved. Awards will vest three years from the date of grant, subject to achievement of stated performance goals:

Of the amount shown for Mr. Kabat, 21,935 will vest on April 9, 2010, 39,468 will vest on April 15, 2011, and 470,430 will vest on April 21, 2012.

Of the amount shown for Mr. Poston, 2,507 will vest on April 9, 2010, 4,511 will vest on April 15, 2011, and 53,763 will vest on April 21, 2012.

Of the amount shown for Mr. Carmichael, 6,267 will vest on April 9, 2010, 12,404 will vest on April 15, 2011, and 168,011 will vest on April 21, 2012.

Of the amount shown for Mr. Sullivan, 6,267 will vest on April 9, 2010, 11,840 will vest on April 15, 2011, and 117,608 will vest on April 21, 2012.

Of the amount shown for Mr. Zink, 4,700 will vest on April 9, 2010, 9,021 will vest on April 15, 2011, and 117,608 will vest on April 21, 2012.

(11)	Values are based on December 31, 2009 closing price of the Company’s common stock of $9.75.

(12)	Values are based on achievement of target performance.

(13)	Mr. Kari resigned on September 25, 2009 and had no outstanding awards on December 31, 2009.

(14)	As referenced in the Compensation Discussion and Analysis section of this proxy statement, the Summary Compensation table and the Company’s 8-K filed in September 2009, the Compensation Committee amended the Company’s approved executive compensation structure to comply with the TARP standards for compensation. Awards reflect salary for the Named Executive Officers made in the form of immediately vested phantom stock units, which are granted each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The actual value to be paid to each executive on the settlement date is dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, which may be higher or lower than the market value referenced above.

Option Exercises and Stock Vested

The following table outlines stock options exercised, restricted stock vested, and phantom stock units vested during 2009. The Named Executive Officers did not exercise any options or SARs in 2009. The dollar figures in the table below reflect the value on the vesting date for Stock Awards.

2009 Option Exercises & Stock Vested

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kevin T. Kabat	—	—	128,372	$1,206,331
Daniel T. Poston	—	—	12,341	$115,973
Greg D. Carmichael	—	—	40,006	$381,469
Robert A. Sullivan	—	—	23,399	$217,636
Terry E. Zink	—	—	31,410	$266,499
Ross J. Kari	—	—	—	—

(1)	There were no option exercises for Named Executive Officers in 2009.

(2)

Amounts also include salary for the Named Executive Officers made in the form of immediately vested phantom stock units, which are granted each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The actual value to be paid to each executive on the settlement date is dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, which may be higher or lower than the value realized on vesting as referenced above.

Pension Benefits

The following table illustrates the payments in connection with retirement, shown for each retirement plan. The table shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer under each of The Fifth Third Bancorp Master Retirement Plan (the “Master Retirement Plan”) and The Fifth Third Bancorp Supplemental Retirement Income Plan (“SERP”) determined using interest rates and mortality rate assumptions consistent with those used in the Company’s Financial Statements (disclosed in footnote XX “Retirement and Benefit Plans” located on page XX of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009). The purpose of the SERP is to provide benefits that would have been provided by the Master Retirement Plan if the Internal Revenue Code did not place annual limits on compensation and benefits.

The Master Retirement Plan and SERP were frozen as of November 15, 1998 except for employees who were at least age 50 and had 15 years of credited service as of December 31, 1998. For the purpose of computing a benefit under these Plans on December, 31, 2009, Mr. Kabat has a frozen benefit related to his service with Old Kent Financial Corporation. His annual benefit at age 65 would be approximately $65,400. Messrs. Poston, Carmichael, Sullivan, Zink and Kari joined the Company after these plans were frozen and therefore are not eligible to participate.

The figures in the table below were calculated as of December 31, 2009 using the earliest age (or current age, if older) at which the Named Executive Officer may retire under the plan without a reduction of benefits due to age.

The benefits under the Master Retirement Plan for Mr. Kabat are calculated using the highest five out of the last 10 years of eligible wages, which generally includes W-2 pay including pre-tax deferrals. The normal benefit is equal to 1.68% of average monthly compensation plus 0.625% of average monthly earnings in excess of his Social Security covered compensation. This monthly benefit was converted to a present value in the table below. Mr. Kabat will not be eligible for early retirement until age 55.

2009 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During 2009 ($)
Kevin T. Kabat	Master Retirement Plan	19.75	$383,500	—
Daniel T. Poston	—	—	—	—
Greg D. Carmichael	—	—	—	—
Robert A. Sullivan	—	—	—	—
Terry E. Zink	—	—	—	—
Ross J. Kari	—	—	—	—

Mr. Kabat’s credited service is as of the date the Old Kent Retirement Income Plan was frozen on March 10, 2002. His actual service with the Company is over 27 years.

If Mr. Kabat elected to retire as of December 31, 2009 and take a lump sum payment, his actual benefit would be greater than disclosed in the Pension Benefits table because the discount rate and other assumptions used for the pension plan to compute the lump sum are different than the assumptions used for the Pension Benefits table. The following table reconciles the difference between the figures in the Pension Benefits table (using the assumptions outlined in Financial Accounting Standards No. 87, “Employers’ Accounting for Pensions”) and the actual value provided based on the Company’s retirement plan (using the assumptions specified in the Company’s plan).

Mr. Kabat
Total present value in Pension Benefits table	$383,500
Additional value due to difference between Statement of Financial Accounting Standards No. 87, “Employers’ Accounting for Pensions” assumptions and actual lump sum basis	$12,000
Additional value due to unreduced early retirement benefits	—

Total potential post-employment pension benefits	$395,500

Additional pension benefit value	$12,000

Nonqualified Deferred Compensation

The Company maintains a Nonqualified Deferred Compensation Plan that allows participant and Company contributions.

Participants are able to defer all but $50,000 of their base salary and 100% of their annual cash incentive compensation award. Beginning January 1, 2007, participants were able to diversify their investments into the same investment alternatives as are available in the Company’s 401(k) plan.

In addition, the Company makes contributions for loss of qualified 401(k) plan and/or discretionary contributions due to base salary or annual cash incentive compensation deferrals or due to wage and/or contribution limitations under the qualified 401(k) plan. The Company’s contribution to this plan is determined by taking the participant’s eligible wages above the qualified 401(k) plan compensation limits ($245,000 for 2009) and applying the Company’s 401(k) match (4%) and discretionary contribution (2% for 2009) percent. If other qualified plan 401(k) limitations applied, the participants would also have contributions made to the plan for those limitations.

Distributions may be made in a lump sum or in up to ten annual installments. The Named Executive Officers may elect when the payments commence. The earliest distribution is August of the calendar year following the year of retirement. The entire distribution may be made no later than the tenth calendar year following the year of retirement. This plan is intended to comply with the requirements of Section 409(A) of the Internal Revenue Code.

The following table illustrates the nonqualified deferred compensation benefits by plan. It includes each Named Executive Officer’s and the Company’s contributions under the nonqualified plan as well as the earnings during 2009, but it does not reflect matching 401(k) or discretionary contributions made under the qualified plan.

2009 Nonqualified Deferred Compensation

Name	Plan(1)	Executive Contributions in 2009 ($)(2)	Registrant Contributions in 2009 ($)	Aggregate Earnings in 2009 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2009 ($)
Kevin T. Kabat	NQDC	$64,884	—	$108,825	—	$440,446
	2008 Incentive Compensation Plan	$1,194,023				$1,177,322

Daniel T. Poston	NQDC	—	—	$7,864	—	$48,909
	2008 Incentive Compensation Plan	$112,855				$111,833

Greg D. Carmichael	NQDC	—	—	$106,574	—	$476,912
	2008 Incentive Compensation Plan	$373,672				$368,824

Robert A. Sullivan	NQDC	—	—	$25,037	—	$155,671
	2008 Incentive Compensation Plan	$209,839				$206,906

Terry E. Zink	NQDC	—	—	$10,599	—	$63,201
	2008 Incentive Compensation Plan	$248,345				$244,871

Ross J. Kari	NQDC	—	—	—	—	—

(1)	The Company maintains a nonqualified deferred compensation plan (“NQDCP”). The investments under this plan would produce earnings equal to those of any other shareholder who invested like money for the same time period during the year.

(2)

As referenced in the Compensation Discussion and Analysis section of this proxy statement, the Outstanding Equity Awards table and the Company’s 8-K filed in September 2009, the Compensation Committee amended the Company’s approved executive compensation structure to comply with the TARP standards for compensation. Amounts include salary for the Named Executive Officers made in the form of immediately vested phantom stock units, which are granted under the 2008 Incentive Compensation Plan each pay period and will be settled solely in cash on the earlier of June 15, 2011 or the executive’s death. The executive contributions reflect the total grant date fair values. The actual value to be paid to each executive on the settlement date is dependent upon the Company’s closing stock price on each grant date and the closing stock price on the settlement date, which may be higher or lower than the contribution value and the aggregate balance as referenced above. The executive has no rights as a shareholder as to the phantom stock units, no rights to receive dividends, no rights to vote, and no right to transfer the units.

Potential Payments Upon Termination or Change in Control

The treatment of equity-based awards, under all termination scenarios, is dictated by the 2004 and 2008 Incentive Compensation Plans, which were approved by shareholders on March 23, 2004 and April 15, 2008 respectively. The design of the 2004 plan, including the vesting provisions under which equity awards continue to vest upon retirement and accelerate upon a Change in Control, was determined by the Committee to be appropriate and consistent with competitive practice among the Company’s peers at that time. The 2008 plan provides immediate vesting upon a Change in Control only upon involuntary separation from service within two years after a Change in Control (i.e., a double-trigger).

The Change-in-Control agreements were also determined by the Committee to provide appropriate benefits based on a competitive review of the Compensation Peer Group and published guidance from institutional shareholder groups such as Institutional Shareholder Services and CalPERS.

These arrangements fit into the Company’s overall compensation objectives as they are viewed to be competitive, but not excessive, relative to our Compensation Peer Group, and allow us to attract and retain qualified senior executives. However, these arrangements impact neither the compensation target levels which are based on market median compensation, nor the compensation awards which are based on a variety of performance factors, as described in this proxy statement.

The estimated payouts under a variety of termination scenarios for the Named Executive Officers are shown below. For all termination scenarios, the figures reflect unvested long-term equity-based incentive compensation awards as of December 31, 2009 and at the closing stock price ($9.75) on that date.

Voluntary or Without Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon termination. If the Named Executive Officer is retirement-eligible he would continue vesting in outstanding equity awards, the values of which are included in the table below. The Named Executive Officer’s termination would not result in enhanced retirement benefits beyond the benefits described in the Pension Benefits Section. Eligibility for other payments would be determined in a manner consistent with all officers of the Company.

With Cause. The Company does not currently have contracts with its Named Executive Officers that would require cash severance payments upon termination. Under the terms of the 1998 Long Term Incentive Stock Plan and the 2004 and 2008 Incentive Compensation Plans, if the Named Executive Officer is retirement-eligible he may continue vesting in outstanding equity awards, the values of which are included in the table below. The Named Executive Officer’s termination would not result in enhanced retirement benefits. Eligibility for other payments would be determined in a manner consistent with all officers of the Company.

Death and Disability. Under the terms of the 2004 and 2008 Incentive Compensation Plans and the 1998 Long Term Incentive Stock Plan, all outstanding awards vest immediately. Performance shares are earned on a prorated basis based on the Named Executive Officer’s full months of service and are adjusted based on the achievement of the performance goals. The Named Executive Officers’ termination would not result in enhanced retirement benefits, beyond the benefits described in the Pension Benefits section. In the event of death, the defined benefit pension would be a 50% joint and survivor payout and the 401(k) Plan would immediately vest. Eligibility for other payouts would be determined in a manner consistent with all other officers.

Change in Control. As described in “Severance and Change-in-Control Benefits” in the Compensation Discussion and Analysis section, the Company maintains agreements with all of the Named Executive Officers, among others, providing for the payment of benefits upon termination following a change in control (a “triggering event”). In exchange for the payments and benefits of the agreement, the eligible Named Executive Officer must sign an agreement at the time of the triggering event to not compete with, nor solicit employees or customers from, the Company for a period of three years following the Executive Officer’s termination. Forms of these agreements were filed with the Company’s Current Report on Form 8-K filed on December 31, 2008. Equity awards were valued as of December 31, 2009 as described above.

The cash severance payment would be equal to 2.99 or 1.99 times the Named Executive Officer’s base salary plus their target annual cash incentive compensation award. In addition the Named Executive Officer would earn a pro-rated VCP award for the fiscal year of the termination. The table below reflects an assumed full-year VCP award at the target level.

Upon a change in control, as defined in the 2004 and 2008 Incentive Compensation Plans approved by shareholders on March 23, 2004 and April 15, 2008 respectively, outstanding equity awards (stock options, stock appreciation rights, and both service- and performance-based restricted stock) would vest immediately. This is true for all equity award recipients, not just for the Company’s Executive Officers. The value of performance shares would be calculated based on the current market value of the Company’s stock on the date of the change in control times the target number of performance shares determined on the date(s) of grant.

The Named Executive Officer would receive three additional years of age and service credit under the qualified and nonqualified defined contribution plans, three years of medical, dental and life insurance benefits, and the additional value, if any, of the pension benefit at age 60 (which are reflected in the Other Benefits and Potential Excise Tax Gross-Up category below) upon a triggering event. The Named Executive Officers’ termination would not result in enhanced retirement benefits, beyond the benefits described in the Pension Benefits section. In the event that the change-in-control benefits subject the Named Executive Officer to excise tax on excess parachute payments as outlined under Sections 280G and 4999 of the Internal Revenue Code, if a 10% reduction in the benefits would eliminate the excise tax, the Named Executive Officer’s benefits will be reduced to the extent necessary to avoid the excise tax. If the payment exceeds the limit by more than 10%, the Company will make a tax gross-up payment to reimburse the Named Executive Officer for the excise tax and associated income taxes.

Material differences in circumstances relate to retirement eligibility, as described above. As of December 31, 2009 two were retirement-eligible for some equity compensation award agreements, which provide for continuing vesting of their outstanding equity awards.

The Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury on June 15, 2009 prohibits payments to Named Executive Officers upon departure from the Company for any reason other than death or disability or a payment for services performed or benefits accrued. The table below contains the total payments under each termination scenario in compliance with the Interim Final rule. As payments resulting from a change in control are prohibited under the Interim Final Rule, the Change in Control table contains payments that would have otherwise been permitted under a change in control scenario prior to the Company being subject to the Capital Purchase Program.

Termination Scenarios(1)

Name	Voluntary or Without Cause	With Cause	Death or Disability
Kevin T. Kabat	$155,669	$155,669	$4,676,790
Daniel T. Poston	—	—	$594,536
Greg D. Carmichael	—	—	$1,741,418
Robert A. Sullivan	$155,669	$155,669	$1,306,821
Terry E. Zink	—	—	$1,191,308

(1)	Unvested equity and/or retirement benefits are the only eligible form of payment in each of the termination scenarios.

Change in Control (prior to TARP Capital Purchase Program)

Name	Cash Severance	Unvested Equity	Other Benefits and Potential Excise Tax Gross-Up	Total
Kevin T. Kabat	$9,180,000	$12,881,663	$10,925,613	$32,987,275
Daniel T. Poston	$2,000,000	$1,532,231	$1,696,706	$5,228,936
Greg D. Carmichael	$5,265,000	$4,663,589	$4,409,628	$14,738,217
Robert A. Sullivan	$3,506,683	$3,366,700	$3,165,317	$10,038,700
Terry E. Zink	$3,498,661	$3,227,821	$2,791,893	$9,518,375

Director Compensation

The following table illustrates the 2009 compensation structure for non-employee Directors. Employee Directors receive no compensation for their Board service. In addition to the compensation described below, each Director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Element of Compensation	2009 Amount
Annual retainer (cash)(1)	$50,000
Annual committee chair retainer (cash)(2)	$10,000
Board meeting fees – per meeting (cash)	$1,500
Committee meeting fees – per meeting (cash)	$1,500
Restricted stock award(3) (common stock)	$41,000

(1)	$80,000 for Lead Director

(2)	$15,000 for Audit Committee Chair

(3)	Vests four years after the date of grant. The award amount of $41,000 or 10,000 shares was based on a number of factors, including the historical value of the Company’s stock, the price of the Company’s stock at the time of grant, the expected future value of the stock, and the shares available for grant, in an effort to balance the value delivered with the shares used given the extraordinary circumstances at the time of the 2009 grant.

The Company’s 2008 Incentive Compensation Plan provides that the Compensation Committee has full authority to provide equity-based or other incentive awards to non-employee Directors. Equity-based awards shown in the table below were granted under the 2008 Incentive Compensation Plan. The Company has a stock ownership guideline for its Directors of shares having a value equal to at least $250,000.

Pursuant to a Deferred Compensation Plan, Directors may annually defer from one-half to all of their compensation as Directors until age 65 or until they cease to serve on the Board, whichever occurs last. The deferred funds bear interest until paid at an annually adjusted rate equal to 1% over the U.S. Treasury bill rate or Directors may elect to receive a return on deferred funds at a rate equal to the rate of return on the Company’s common stock.

The following table summarizes the compensation earned by or awarded to each non-employee Director who served on the Board of Directors during 2009. The Stock Awards and Option Awards columns in the table display the grant date fair value associated with the equity awards. The 10,000 share grant represents the restricted stock award that vests four years after the grant date. The award relates to the fiscal year in which it was granted. Directors did not receive any Option Awards or Non-Equity Incentive Plan Compensation in 2009.

2009 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) (3) (4) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Darryl F. Allen	$90,500	$41,000	—	—	—	$491	$131,991
John F. Barrett	$111,000	$41,000	—	—	—	$491	$152,491
Ulysses L. Bridgeman, Jr.	$107,000	$41,000	—	—	—	$340	$148,340
Emerson L. Brumback	$4,500	—	—	—	—	—	$4,500
James P. Hackett	$204,500	$41,000	—	—	—	$491	$245,991
Gary R. Heminger	$156,500	$41,000	—	—	—	$415	$197,915
Allen M. Hill	$44,500	—	—	—	—	$291	$44,791
Jewell D. Hoover	$4,500	—	—	—	—	—	$4,500
Robert L. Koch II	$29,000	—	—	—	—	$291	$29,291
Mitchel D. Livingston, Ph.D.	$138,000	$41,000	—	—	—	$491	$179,491
Hendrik G. Meijer	$96,500	$41,000	—	—	—	$491	$137,991
James E. Rogers	$12,500	—	—	—	—	$291	$12,791
John J. Schiff, Jr.	$98,000	$41,000	—	—	—	$491	$139,491
Dudley S. Taft	$126,500	$41,000	—	—	—	$491	$167,991
Thomas W. Traylor	$80,000	$41,000	—	—	—	$491	$121,491
Marsha C. Williams	$131,000	$41,000	—	—	—	$200	$172,200

(1)	Outstanding Stock Awards for Directors totaled 198,994 shares as of December 31, 2009.

(2)	There were no options awarded to Directors in 2009. Outstanding Option Awards for Directors totaled 133,000 shares as of December 31, 2009.

Director	Number of Option Awards:
Darryl F. Allen	12,000
John F. Barrett	12,000
Ulysses L. Bridgeman, Jr.	2,000
Emerson L. Brumback	—
James P. Hackett	12,000
Gary R. Heminger	1,000
Allen M. Hill	12,000
Jewell D. Hoover	—
Robert L. Koch II	12,000
Mitchel D. Livingston, Ph.D.	12,000
Hendrik G. Meijer	12,000
James E. Rogers	12,000
John J. Schiff, Jr.	10,000
Dudley S. Taft	12,000
Thomas W. Traylor	12,000
Marsha C. Williams	—

(3)	The full fair value of stock awards granted in 2009 totaled $451,000:

Name	Grant Date	Shares Granted	Grant Date Fair Value of Restricted Stock Awards
Darryl F. Allen	4/30/2009	10,000	$41,000
John F. Barrett	4/30/2009	10,000	$41,000
Ulysses L. Bridgeman, Jr.	4/30/2009	10,000	$41,000
Emerson L. Brumback	—	—	—
James P. Hackett	4/30/2009	10,000	$41,000
Gary R. Heminger	4/30/2009	10,000	$41,000
Allen M. Hill	—	—	—
Jewell D. Hoover	—	—	—
Robert L. Koch II	—	—	—
Mitchel D. Livingston, Ph.D.	4/30/2009	10,000	$41,000
Hendrik G. Meijer	4/30/2009	10,000	$41,000
James E. Rogers	—	—	—
John J. Schiff, Jr.	4/30/2009	10,000	$41,000
Dudley S. Taft	4/30/2009	10,000	$41,000
Thomas W. Traylor	4/30/2009	10,000	$41,000
Marsha C. Williams	4/30/2009	10,000	$41,000

(4)	Assumptions used in determining fair value are disclosed in footnote XX “Stock Based Compensation” located on page XX of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(5)	Restricted stock dividends.

Beneficial Ownership

The following table sets forth certain information regarding the Named Executive Officers’ beneficial ownership of the Common Stock of the Company as of December 31, 2009:

Title of Class	Name of Officer	Number of Shares(1)	Percent of Class
Common Stock	Kevin T. Kabat	1,198,507.1506%
Common Stock	Daniel T. Poston	238,453.0300%
Common Stock	Greg D. Carmichael	360,593.0453%
Common Stock	Robert A. Sullivan	571,795.0719%
Common Stock	Terry E Zink	169,262.0213

(1)	The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised, stock options and stock appreciation rights and shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed. These individuals have the right to acquire the shares indicated after their names, upon the exercise of currently exercisable (or exercisable within 60 days of December 31, 2009) stock options and stock appreciation rights, respectively: Mr. Kabat, 357,125 and 614,677; Mr. Poston, 65,000 and 148,748; Mr. Carmichael, 20,000 and 275,190; Mr. Sullivan, 163,280 and 289,229; and Mr. Zink, 0 and 128,456.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Annual Statement of Changes In Beneficial Ownership of Securities on Form 5 were required for those persons, the Company believes that, for the period January 1, 2009 through December 31, 2009, its Executive Officers and Directors complied with all filing requirements applicable to them, except for a disposition by Mr. Bruce Lee, Executive Vice President of the Company, that was not timely disclosed but was subsequently included in a report file on Form 4 filed with the SEC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2009 the Compensation Committee members were Messrs. Hill, Heminger, Livingston, Meijer, and Rogers. Mr. Heminger became the Chairman of the Compensation Committee replacing Mr. Hill in 2009 and Mr. Livingston became a member of the Compensation Committee in 2009 replacing Mr. Rogers. No Executive Officer of the Company serves on any board of directors or compensation committee of any entity that compensates any member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation Practices and Risk Assessment. As required by TARP and discussed on page xx of the CD&A, Fifth Third has reviewed its executive and other incentive programs to determine if their design and/or metrics encourage unnecessary and or material risk taking. The Committee believes, based on the provisions and actions described below, that they do not.

Executive Incentive Programs. The compensation program for executive officers currently includes base salary, a fixed component of compensation. Senior Executive Officers, who are covered by TARP, receive a significant portion of their salary in phantom stock units, which is also fixed but whose value will be tied to company stock which is non-transferable until June 2011. Any long term incentive awarded will be in the form of restricted stock with holding period requirements as long as the company is still a TARP participant.

The current incentive compensation awards available to other executives and employees based on corporate performance are made under the Variable Compensation Plan (VCP) and the Company’s long-term incentive plan. These plans contain the following risk-limiting characteristics:

•

Variable Compensation Plan awards are not tied to formulas that could focus executives on specific short-term outcomes. The VCP, as discussed in the CD&A section, is based on a variety of factors evaluated by the Compensation Committee. The factors include core earnings, capital adequacy, operating performance and efficiency, as well as liquidity

•

Individual awards are also based on a number of factors including corporate results, business unit results, as well as individual factors, performance against specific individual goals and demonstrating the Company’s core values. This detailed review of individual performance, including any activities that might have risk to the Company, is complete before any awards are paid under the VCP

•

Annual incentive award funding is limited by the terms of the Variable Compensation Plan (VCP) to a maximum funding level by position, with a specific funding maximum of 225% of target. This level of funding is only attainable in the event the Company has significantly exceeded all financial, operational, strategic, and credit performance expectations

•

Members of the Compensation Committee approve the final Variable Compensation Plan awards at their discretion, after a review of executive and corporate performance, absolute and relative to peers, negating the ability of an executive to determine his or her award through actions that may include unnecessary risk

•

A significant portion of the Senior Executives’ target total direct compensation is made in the form of long-term incentives, which aligns the interests of executive officers to long-term shareholder interests. As detailed in the CD&A, long-term incentive targets averaged 53% of target total direct compensation for the Senior Executives prior to TARP-related structure changes

•

Individual long-term incentive awards are made in a combination of vehicles, each with their own vesting provisions; the linkage to the long-term success of the Company and its stock price does not incent unnecessary risks to increase Company stock price

•	All awards made to the Senior Executive Officers are subject to claw back recovery provisions.

•	Executive officers are subject to executive stock ownership and holding guidelines

The Chief Risk Officer initiated a review of all compensation plans with the Committee for the Senior Executive Officers. Based on the findings of that review, the Chief Risk Officer and the Committee concluded that these plans do not encourage unnecessary or excessive risk taking.

Non executive incentive plans. The Company’s business model does not generally include areas that are engaged in activities regarded as having significant inherent risk, such as mortgage-backed securities and proprietary trading. However, there are some inherent risks within the Company’s core business units that require appropriate controls to ensure that business activities are within the risk profile established for the Company. In addition to the controls implemented to manage the overall risks of the Company, the Chief Risk Officer and senior risk officers developed a review process for all employee incentive plans. The senior risk officers applied this review process to employee incentive plans to evaluate the plans for credit, market, compliance and operational risk. Additionally, the senior risk officers served as members of incentive design teams, which allowed them to identify areas of improvement and make recommendations for enhancing risk mitigation within the plans. The results of this review and the resulting plan enhancements were presented to the Committee by the Chief Risk Officer. Based on the findings of the risk assessment and actions implemented, the Chief Risk Officer and the Committee determined that the employee incentive plans did not motivate employees to take unnecessary or excessive risks, and that the Company adequately met the risk assessment and control requirements under TARP.

In addition to the above, and in accordance with the requirements set forth in the TARP Standards for Compensation and Corporate Governance, the Compensation Committee certifies that:

(1)	It has reviewed with senior risk officers the Senior Executive Officer (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Fifth Third Bancorp;

(2)	It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Fifth Third Bancorp; and

(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Fifth Third Bancorp to enhance the compensation of any employee.

The Company also employs policies and procedures to ensure that all incentive payments made to employees are reviewed and approved by the appropriate levels of management prior to payment. Additionally, all cash and long-term incentive awards made to employees are subject to recovery by the Company in the event that the recipient violates any of the provisions in these agreements, which includes failure to adhere to the Company’s guidelines on risk and compliance.

The Compensation Committee (“the Committee”) has reviewed and discussed with Management the preceding Compensation Discussion and Analysis (“CD&A”) as well as the accompanying tables set forth thereafter. Based on that discussion, the Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Gary R. Heminger, Chairman

Hendrik G. Meijer

Mitchel D. Livingston, Ph.D.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

In accordance with its written charter adopted by the Board of Directors (“Board”) which may be found in the Corporate Governance Section of the Company’s website at www.53.com, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2009, the Committee met twelve (12) times, and the Committee discussed the interim financial and other information contained in each quarterly earnings announcement and periodic filings to the Securities and Exchange Commission with the Chief Executive Officer, Chief Financial Officer, Controller and the independent registered public accounting firm prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the firm’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence and satisfied itself as to the firm’s independence. The Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent registered public accounting firm and internal auditors, their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by PCAOB AU 380, Communication with Audit Committees, and Rule 2-07, Communication with Audit Committees, of Regulation S-X, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firms’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2009, and management’s assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2009 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s consolidated financial statements and their assertion on the design and effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm has the responsibility for the examination of those consolidated statements and assertion.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited consolidated financial statements and report on management’s assertion on the design and effectiveness of internal control over financial reporting be included in its Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Committee also appointed the independent registered public accounting firm for 2010.

Darryl F. Allen, Chairman

Ulysses L. Bridgeman, Jr.

Emerson L. Brumback

Marsha C. Williams

PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to Fifth Third Bancorp for the fiscal years ended December 31, 2009 and December 31, 2008 by the Company’s independent registered public accounting firm Deloitte & Touche LLP.

	December 31,
	2009	2008
Audit Fees	$3,671,487	$3,792,742
Audit-Related Fees (a)	2,144,881	3,565,600
Tax Fees (b)	151,899	200,634
All Other Fees (c)	258,898	98,084

	$6,227,165	$7,657,060

(a)	Includes fees for services related to benefit plan audits, common trust fund audits, stand-alone audits of certain businesses, reports pursuant to Statement on Auditing Standards No. 70, loan servicing reports, and trust compliance.

(b)	Includes fees for services related to tax compliance and tax consulting and planning. Of these amounts, for 2009 $106,099 represents fees for tax compliance services and $45,800 represents fees for tax consulting and planning services and for 2008 $135,909 represents fees for tax compliance services and $64,725 represents fees for tax consulting and planning services.

(c)	Includes fees for agreed-upon procedures related to student loans, title insurance company and to other compliance requirements, and other permitted advisory services. The audit committee has concluded that the provision of these services is compatible with maintaining the principal accountant’s independence.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm, except as described below.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of fees paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Deloitte & Touche LLP during 2009 or 2008 pursuant to this exception.

CERTAIN TRANSACTIONS

The Charter of the Company’s Compensation Committee requires that the Compensation Committee pre-approve all related party or affiliate transactions between the Corporation and any of its affiliates, directors, officers and/or employees or in which any of such persons directly or indirectly is interested or benefited, other than for extensions of credit otherwise covered by policies and procedures governed by Federal Reserve Regulation O.

Fifth Third Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary banks to various of its Directors, Executive Officers and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (iii) did not involve more than a normal risk of collectibility or did not present other features unfavorable to the Company.

COMPANY PROPOSALS RELATING TO CORPORATE GOVERNANCE MATTERS

In addition to the election of directors (Item 1 on Proxy Card), we are asking our shareholders to approve five proposals relating to corporate governance that our Board of Directors believes are in the best interests of our shareholders and the Company. These Company Proposals are summarized below. Before voting on any of these Company Proposals, we urge you to read and consider each proposal as described in detail on the following pages.

•

Company Proposal 1 (Item 2 on Proxy Card) would implement a majority voting standard for the election of directors in uncontested elections. Under the proposed majority voting standard, each director nominee must receive more “FOR” votes than “AGAINST” votes to be elected or re-elected in an uncontested election. Conversely, a nominee who does not receive more “FOR” votes than “AGAINST” votes would not be elected. The Board is proposing this majority voting standard to reinforce the Board’s accountability to the interests of a majority of our shareholders and to reflect the desire of our shareholders, as expressed at our 2009 Annual Meeting, that the Board initiate a process to amend the Company’s Articles to provide for majority voting in uncontested elections of directors.

•

Company Proposal 2 (Item 3 on Proxy Card) would eliminate cumulative voting in the election of directors. The Board is proposing to eliminate cumulative voting because shareholders holding a majority of the votes cast at our 2009 Annual Meeting approved a proposal requesting our Board of Directors to initiate a process to implement a majority voting standard. Because we view cumulative voting as incompatible with the objectives of a majority voting standard, we believe it essential that cumulative voting be eliminated in order to effectively implement a majority voting standard.

The Board of Directors has determined that Company Proposals 1 and 2 represent a carefully balanced and integrated approach to empowering shareholders in the election of directors. Together, these proposed amendments provide for an orderly process for the election of directors and seek to ensure that the will of a majority of our shareholders will be respected. Accordingly, implementation of each of Company Proposal 1 and Company Proposal 2 is conditioned upon shareholder approval of both proposals. If either Company Proposal 1 or Company Proposal 2 is not approved, then neither proposal will be implemented.

•

Company Proposal 3 (Item 4 on Proxy Card) seeks to empower our Board in the future to make certain changes to our Code of Regulations without needing shareholder approval. Ohio law was amended in 2006 to allow boards of directors to have limited powers in this regard, but specifically reserves to shareholders the exclusive right to make changes that would impact fundamental shareholder rights. Company Proposal 3 would allow our Board of Directors to make only those changes to the Code of Regulations permitted by Ohio law.

•

Company Proposal 4 (Item 5 on Proxy Card) is our annual “Say-on-Pay” proposal. We are again providing the Company’s shareholders with an advisory vote at our 2010 Annual Meeting to approve or disapprove the overall executive compensation policies and procedures employed by the Company in 2009, as described under “Compensation Discussion and Analysis” and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) as contained in this Proxy Statement.

•

Company Proposal 5 (Item 6 on Proxy Card) seeks the approval of our shareholders of the determination of the Audit Committee of our Board of Directors to approve the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year 2010.

COMPANY PROPOSAL 1:

APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION AND CODE OF REGULATIONS TO IMPLEMENT A MAJORITY VOTING STANDARD FOR UNCONTESTED ELECTIONS OF DIRECTORS

(Item 2 on Proxy Card)

Under this Company Proposal 1, we are asking our shareholders to approve amendments to our Articles and Regulations to implement a majority voting standard for the election of directors in uncontested elections. Prior to 2008, Ohio corporations were required under Ohio law to use a plurality voting standard for director elections. Under the plurality voting standard, nominees receiving the greatest number of votes are elected directors regardless of the number of votes cast “against” or “withheld” from such nominees. Beginning in 2008, the Ohio General Corporation Law was amended to permit Ohio corporations to adopt alternative voting standards for director elections by amending their articles of incorporation. Also in 2008, to reinforce the Board’s accountability to the interests of the majority of our shareholders, we adopted a policy (contained in our Corporate Governance Guidelines) that requires any nominee for director who receives a greater number of votes “withheld” than “for” his or her election to tender his or her resignation. Our current policy is described under “Election of Directors” on page      of this Proxy Statement.

For the reasons described below, in January 2010, on the recommendation of the Nominating and Governance Committee, the Board unanimously adopted resolutions approving and recommending to shareholders the approval of amendments to our Articles and Regulations to adopt a majority voting standard in uncontested elections of directors.

Shareholders holding a majority of the votes cast at our 2009 Annual Meeting approved a proposal requesting our Board of Directors to initiate a process to implement a majority voting standard by amending our Articles. Accordingly, to reflect the desire of those shareholders, the Board is proposing this majority voting standard to reinforce the Board’s accountability to the interests of a majority of our shareholders.

Under the proposed majority voting standard, for a nominee to be elected to the Board in an “uncontested election,” the number of votes cast “for” the nominee’s election must exceed the number of votes cast “against” or “withheld” from his or her election. Abstentions and broker non-votes would not be considered votes cast “for,” “against” or “withheld” from a nominee. An “uncontested election” is generally any meeting of shareholders at which the number of nominees does not exceed the number of directors to be elected. In all director elections other than uncontested elections, which we refer to as “contested elections,” the plurality voting standard would still apply.

The Board has concluded that the adoption of the proposed majority voting standard in uncontested elections will give shareholders a greater voice in determining the composition of the Board by giving effect to shareholder votes “against” or “withheld” from a nominee for director, and by requiring more shareholder votes for a nominee to obtain or retain a seat on the Board. The adoption of this standard in uncontested elections is intended to reinforce the Board’s accountability to the interests of a majority of our shareholders. If adopted by our shareholders at the 2010 Annual Meeting, the majority vote standard would apply to all future elections of directors including any directors elected by the holders of our Series F and Series G preferred stock, if their limited right to elect two directors by a class vote would be triggered in the future.

The Board further believes that the plurality voting standard should still apply in contested elections. If a majority voting standard is used in a contested election, it is possible that not all Board seats would be filled because of the potential that no nominee would receive a majority of votes cast in his or her election. It is also possible that more nominees could be elected than the number of Board seats because the proposed majority voting standard simply compares the number of “for” votes with the number of “against” or “withheld” votes for each director nominee without regard to voting for other candidates. Accordingly, the proposed majority voting standard retains plurality voting in a contested election to avoid such results.

If this Company Proposal 1 is approved by our shareholders and implemented, we will retain our current majority voting policy set forth in our Corporate Governance Guidelines, conformed as necessary to reflect the provisions of Company Proposal 1 and Company Proposal 2. Under Ohio law and our Code of Regulations, an incumbent director who is not re-elected remains in office until his or her successor is elected and qualified, continuing as a “holdover” director. Our policy will continue to require an incumbent director who does not receive more votes cast “for” than “against” or “withheld” from his or her election in an uncontested election to tender his or her resignation to the Nominating and Corporate Governance Committee, which will make a recommendation to the Board as to whether or not it should be accepted. The Board will consider the recommendation and decide whether to accept the resignation as discussed in more detail above under “Election of Directors.”

Our Articles currently do not address the voting standard that applies to director elections, which means under Ohio law that the plurality voting standard applies unless the Articles are amended. Under this Company Proposal 1, our Articles and Regulations would be changed as follows to implement a majority voting standard:

•	a majority vote standard would be added to our Articles of Incorporation as Article EIGHTH;

•

Article II, Section 11 and Article III, Section 14 of our Regulations, regarding voting by shareholders, would be amended to modify provisions regarding plurality voting and to add a reference to the applicable voting standards set forth in our Articles of Incorporation; and

•

Article III, Section 12 of our Regulations, regarding resignations of directors, would be amended to provide that resignations of directors tendered subject to acceptance, such as upon a director failing to receive a majority vote in the election of directors, would be effective upon such acceptance.

The actual text of the new Article EIGHTH of our Articles of Incorporation and revised Article II, Section 11, Article III, Section 12, and Article III, Section 14 of our Regulations, marked with deletions indicated by strike-outs and additions indicated by underlining to indicate the proposed amendments, is attached to this Proxy Statement as Annex 1. The description of the proposed amendments to our Articles and Regulations is only a summary of the material terms of those provisions and is qualified by reference to the actual text as set forth in Annex 1. The amendments to the Articles will become effective upon filing with the Secretary of State of Ohio (which is expected to occur promptly following the shareholder vote) and the amendments to the Regulations will become effective at the time of the shareholder vote, subject to shareholder approval of Company Proposal 2.

Vote Required and Recommendation of the Board of Directors

The resolutions attached to this proxy statement as Annex 1 will be submitted for adoption at the Annual Meeting. The affirmative vote of (i) the holders of shares of the Common Stock of the Company entitling them to exercise two-thirds of the voting power of such shares, (ii) the holders of the Series F Preferred Stock entitling them to exercise two-thirds of the voting power of such shares, and (iii) the holders of the Series G Preferred Stock entitling them to exercise two-thirds of the voting power of such shares, is necessary to adopt the proposed amendment to the Company’s Articles. Proxies representing shares of Common Stock and Preferred Stock will be voted in favor of the resolutions unless otherwise instructed by you. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the proposed amendment to the Company’s Articles. While the related proposed amendment to the Company’s Code of Regulations on a stand-alone basis would only require the affirmative vote of the holders of a majority of shares of Common Stock outstanding, such amendment will only be deemed approved upon the affirmative two thirds vote of the Common Stock and the Preferred Stock as described above in this paragraph. Also as noted above in “Company Proposals Relating to Corporate Governance Matters” and in this Company Proposal 1, if Company Proposal 1 is approved by our shareholders at the Annual Meeting, it will be implemented only if Company Proposal 2 is also approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THIS COMPANY PROPOSAL 1 TO AMEND OUR ARTICLES AND REGULATIONS TO IMPLEMENT A MAJORITY VOTING STANDARD FOR UNCONTESTED ELECTIONS OF DIRECTORS.

COMPANY PROPOSAL 2:

APPROVAL OF AMENDMENTS TO ARTICLES OF INCORPORATION AND CODE OF REGULATIONS TO ELIMINATE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

(Item 3 on Proxy Card)

Under this Company Proposal 2, we are asking our shareholders to approve amendments to our Articles and Regulations to eliminate cumulative voting in elections of directors. Under Ohio corporation law, because our Articles of Incorporation currently do not address cumulative voting, our shareholders have the right to select cumulative voting in any election of directors, whether or not the election is contested. Cumulative voting enables a shareholder to cumulate his or her voting power to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or to distribute the votes among two or more nominees, as he or she sees fit. Thus, with cumulative voting, shareholders could cast all of their votes “for” one nominee, instead of voting each share “for” or “against” or “withheld” from each nominee, and thereby could elect a nominee that has not been supported by the holders of a majority of the shares voting on the election of directors. For example, since eleven Directors are to be elected at this year’s Annual Meeting, shareholders together holding slightly more than one-twelfth (8.33%) of the outstanding common shares could elect one Director even though such nominee may not be supported by over 91% of the Company’s shareholders by merely cumulating and casting their votes for a single Director nominee.

As described under Company Proposal 1, we are asking shareholders to implement a majority voting standard for the election of directors in uncontested elections in accordance with the desire of a significant number of our shareholders as expressed at our 2009 Annual Meeting. The Board of Directors believes that cumulative voting is philosophically incompatible with the objectives of a majority voting standard, because cumulative voting empowers shareholders with less than a majority of the shares to determine the directors on the Board, while majority voting seeks to hold directors accountable to those with a majority of shares voting on the election of directors. Therefore, we believe that the elimination of cumulative voting is a necessary and essential element to effectively implement a majority voting standard in uncontested elections of directors.

In addition, cumulative voting and majority voting are procedurally incompatible, and attempting to combine them in the same election of directors would create confusion and uncertainty. If both majority voting and cumulative voting applied in the same election of directors, it would be very possible that a number of nominees may not obtain a majority vote causing the Board to have multiple vacancies. In addition, when shareholders are returning their proxy cards and directing the named proxies how to vote in the election of directors, shareholders would not necessarily know which voting standard would apply at the shareholder meeting because Ohio law allows shareholders to implement cumulative voting as little as 48 hours prior to the meeting, thereby potentially confusing shareholders in determining how to cast their vote. If a shareholder would choose to implement cumulative voting, then the Company must do so in strict accordance with the requirements of the Ohio statutes. These statutory requirements are inflexible and do not permit the Company to tailor the cumulative voting process in a way that possibly could make it compatible with majority voting. The Ohio statutes further provide that no shares of a corporation’s stock can be entitled to cumulative voting rights in order to validly eliminate cumulative voting. Accordingly, cumulative voting must be eliminated with respect to elections of directors by the holders of our Common Stock and to any elections of directors by the holders of our outstanding shares of Series F and Series G Preferred Stock in the event that their limited voting rights to elect two directors by a class vote would be triggered in the future.

It is instructive to note that proposed changes to the Model Business Corporation Act specifically provide that majority voting would not apply to companies that allowed cumulative voting. Similarly, the American Bar Association Committee on Corporate Laws indicated in its June 22, 2005 Discussion Paper on Voting by Shareholders for the Election of Directors that majority voting should not apply to companies that allow cumulative voting. We likewise believe that shareholders can be afforded cumulative voting rights or majority voting rights, but not both.

The Board therefore has determined that it is appropriate to eliminate cumulative voting in connection with the adoption of the majority voting standard. Accordingly, in January 2010, on the recommendation of the Nominating and Governance Committee, the Board unanimously adopted resolutions approving and recommending to shareholders the approval of amendments to our Articles and Regulations to eliminate cumulative voting in elections of directors. This proposal to eliminate cumulative voting is not in response to any shareholder effort of which we are aware to remove any director or otherwise gain representation on the Board or to accumulate shares of our Common Stock or to obtain control of Fifth Third Bancorp or our Board by means of a solicitation in opposition to management or otherwise.

The Board believes that each nominee should only be elected if such nominee receives a majority of the votes cast and that each director should represent the interests of all shareholders, rather than the interests of a minority shareholder or special constituency. The elimination of cumulative voting for directors in connection with adoption of a majority vote standard is consistent with our desire to reinforce the Board’s accountability to the interests of a majority of our shareholders.

Under this Company Proposal 2, the Articles and Regulations would be changed as follows to eliminate cumulative voting:

•	a provision expressly eliminating a shareholder’s right to cumulate his or her voting power in the election of directors would be added to our Articles as Article NINTH; and

•	Article II, Section 11 of our Regulations, regarding voting by shareholders, would be amended to eliminate references to cumulative voting.

The actual text of the new Article NINTH of our Articles of Incorporation and revised Article II, Section 11 of our Regulations, marked with deletions indicated by strike-outs and additions indicated by underlining to indicate the proposed amendments, is attached to this proxy statement as Annex 2. The description of the proposed amendments to our Articles and Regulations is only a summary of the material terms of those provisions and is qualified by reference to the actual text as set forth in Annex 2. The amendments to the Articles will become effective upon filing with the Secretary of State of Ohio (which is expected to occur promptly following the shareholder vote) and the amendments to the Regulations will become effective at the time of the shareholder vote, subject to shareholder approval of Company Proposal 1.

Vote Required and Recommendation of the Board of Directors

The resolutions attached to this proxy statement as Annex 2 will be submitted for adoption at the Annual Meeting. The affirmative vote of (i) the holders of shares of the Common Stock of the Company entitling them to exercise two-thirds of the voting power of such shares, (ii) the holders of the Series F Preferred Stock entitling them to exercise two-thirds of the voting power of such shares, and (iii) the holders of the Series G Preferred Stock entitling them to exercise two-thirds of the voting power of such shares, is necessary to adopt the proposed amendment to the Company’s Articles. Proxies representing shares of Common Stock and Preferred Stock will be voted in favor of the resolutions unless otherwise instructed by you. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the proposed amendment to the Company’s Articles. While the related proposed amendment to the Company’s Code of Regulations on a stand-alone basis would only require the affirmative vote of the holders of a majority of shares of Common Stock outstanding, such amendment will only be deemed approved upon the affirmative two thirds vote of the Common Stock and the Preferred Stock as described above in this paragraph. Also as noted above in “Company Proposals Relating to Corporate Governance Matters” and in this Company Proposal 2, if Company Proposal 2 is approved by our shareholders at the Annual Meeting, it will be implemented only if Company Proposal 1 is also approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THIS COMPANY PROPOSAL 2 TO AMEND OUR ARTICLES AND REGULATIONS TO ELIMINATE CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS.

COMPANY PROPOSAL 3:

AMEND CODE OF REGULATIONS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE CODE OF REGULATIONS TO THE EXTENT PERMITTED BY THE OHIO GENERAL CORPORATION LAW

(Item 4 on Proxy Card)

Our Board of Directors recommends that the Code of Regulations of the Company be amended by adding a provision authorizing the Board to make future amendments to the Code of Regulations to the extent permitted by the Ohio General Corporation Law. For Ohio corporations, the code of regulations is the equivalent of by-laws for other corporations not incorporated in Ohio.

Our Board of Directors is not currently permitted to amend our Code of Regulations. Prior to 2006, Ohio law did not permit the board of directors of any corporation to amend its company’s code of regulations. The Ohio General Corporation Law was amended in October 2006 to allow a board of directors to amend its company’s code of regulations without shareholder approval, within certain statutory limitations, thus bringing Ohio law into line with the law of most other states. However, the amended Ohio statute requires us to first seek shareholder approval in order to grant our Board the power to make limited future amendments to our Code of Regulations. Many other Ohio corporations already have changed their Code of Regulations in this manner to reflect the updated Ohio General Corporation Law.

Under the 2006 amendments to the Ohio General Corporation Law, the board of directors is not permitted to amend the code of regulations in various areas that impact fundamental shareholder rights. Specifically, the board may not amend the code of regulations to do any of the following: (1) establish or change the percentage of shares that must be held by shareholders in order to call a shareholders’ meeting or change the time period required for notice of a shareholders meeting; (2) establish or change the quorum requirements at shareholder meetings; (3) prohibit the shareholders or directors from taking action by written consent without a meeting; (4) change directors’ terms of office or provide for the classification of directors; (5) require more than a majority vote of shareholders to remove directors without cause; (6) change the quorum or voting requirements at directors meetings; or (7) remove the requirement that a “control share acquisition” of an “issuing public corporation” must be approved by the shareholders of the corporation to be acquired. In addition, the board may not delegate the authority to amend the code of regulations to a board committee. This Company Proposal 3 does not seek to change or avoid in any way these limitations placed on our Board under the Ohio General Corporation Law with respect to amendments to our Code of Regulations and would only allow our Board to amend our Code of Regulations to the extent permitted by the Ohio General Corporation Law.

Under Ohio law, shareholders can always override amendments made by the board and the code of regulations may never divest the shareholders of the power to adopt, amend or repeal the code of regulations. Therefore, the proposed amendment to the Company’s Code of Regulations would give our Board more power, but would not reduce the powers of our shareholders. In the recent past, our Company has needed to amend our Code of Regulations in order to incorporate changes which were necessary to comply with applicable regulations and other requirements. For instance, in 2007, the Company amended its Code of Regulations to allow for the issuance of uncertificated shares of our stock as required by the NASDAQ Stock Market. In 2003, the Company amended its Code of Regulations to limit the indemnification available to our directors, officers and employees as required by federal banking regulations. These amendments were non-controversial, yet because our Board could not make these changes absent approval by a majority of our outstanding shares of Common Stock, the Company was delayed in making such changes and risked being non-compliant with the applicable rules and regulations if shareholders had not approved such changes. If our Code of Regulations is amended as set forth in this Company Proposal 3, our Board would have the authority to make these types of changes on a more timely and more efficient basis.

Accordingly, our Board of Directors recommends that Article X of the Code of Regulations be amended to add the following underlined language:

“This Code of Regulations may be altered, amended or repealed, from time to time, at a meeting held for such purpose, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal, or may be adopted without a meeting by the written consent of the holders of shares entitling them to exercise two-thirds (2/3) of the voting power on such proposal. This Code of Regulations may also be altered and amended, from time to time, by the Directors to the extent permitted by the Ohio General Corporation Law.”

Vote Required

The affirmative vote of the holders of shares of the Common Stock of the Company entitling them to exercise a majority of the voting power of such shares is necessary to adopt the proposal and amend the Code of Regulations of the Company. Proxies representing shares of Common Stock will be voted in favor of this proposal unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the proposed amendment to the Company’s Code of Regulations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THIS COMPANY PROPOSAL 3 TO AMEND THE COMPANY’S CODE OF REGULATIONS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE CODE OF REGULATIONS TO THE EXTENT PERMITTED BY THE OHIO GENERAL CORPORATION LAW.

COMPANY PROPOSAL 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item 5 on Proxy Card)

This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the shareholders approve the compensation of executives as disclosed in the “Compensation Discussion and Analysis” section and the compensation tables and any related material in the “Compensation of Named Executive Officers” section of this Proxy Statement for its 2010 Annual Meeting.

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

As discussed in “Compensation and Analysis — The Compensation Committee — The Committee’s Considerations,” the Compensation Committee has determined that the compensation structure for Executive Officers is effective and appropriate and has determined that the Company’s aggregate 2009 and 2010 Total Rewards packages (and potential payouts in the severance and change-in-control scenarios) for its Named Executive Officers are reasonable and not excessive. Shareholders are encouraged to read the section of this Proxy Statement titled “Compensation Discussion and Analysis” as well as the tabular disclosure regarding Named Executive Officer compensation together with the accompanying narrative disclosure.

Vote Required

Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder. Abstentions, and shares not voted by shareholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE EXECUTIVE COMPENSATION POLICIES AND PROCEDURES EMPLOYED BY THE COMPENSATION COMMITTEE, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS PROXY STATEMENT.

COMPANY PROPOSAL 5:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 6 on Proxy Card)

The Audit Committee of the Board of Directors proposes and recommends that the shareholders approve the selection by the Committee of the firm of Deloitte & Touche LLP to serve as its independent registered public accounting firm for the Company for the year 2010. The firm has served as independent auditors for the Bank since 1970 and the Company since 1975. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make such comments as they desire and to respond to questions from shareholders of the Company. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution approving Deloitte & Touche LLP as the Company’s independent registered public accounting firm is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the appointment of Deloitte & Touche LLP. Abstentions will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THE ADOPTION OF THE RESOLUTION.

SHAREHOLDER PROPOSALS RELATING TO THIS ANNUAL MEETING

The Company has been notified that two shareholders intend to present proposals for consideration at the 2010 Annual Meeting. The shareholders making these proposals have presented the proposals and supporting statements below, and we are presenting the proposals as they were submitted to us. We do not necessarily agree with all the statements contained in the proposals and the supporting statements, but we have limited our responses to the most important points and have not attempted to address all the statements with which we disagree. Some of the proposals may contain assertions about Fifth Third that we believe are incorrect, but we have not attempted to refute all such inaccuracies.

Our Board of Directors has recommended a vote against each of these proposals for various reasons as set forth following each proposal.

SHAREHOLDER PROPOSAL NO. 1

(Item 7 on Proxy Card)

The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. The address and stock ownership of the proponent will be furnished by the Corporate Secretary of the Company to any shareholder, orally or in writing as requested, promptly upon receipt of any oral or written request therefore. In accordance with federal securities regulations, we include the shareholder proposal plus any supporting statement exactly as submitted by the proponent. Therefore, the Company takes no responsibility for the content of the proposal or supporting statement submitted by the proponent. To make sure readers can easily distinguish between material provided by the proponent and material provided by the Company, we have put a box around material provided by the proponent.

The AFL-CIO Reserve Fund has submitted the following:

Report to Stockholders on Non-Deductible Pay by TARP Companies

RESOLVED: The stockholders of Fifth Third Bancorp (the “Company”) hereby request that the Board of Directors (“Board”) report annually on the extent to which the application of Section 162(m) of the Internal Revenue Code resulted in some or all of the remuneration of the Company’s senior executives being non-deductible for federal income tax purposes, how much money the payment of non-deductible pay is costing our Company in higher taxes, and the rationale for paying such non-deductible compensation to senior executives.

Supporting Statement

Our Company is one of the financial institutions that received financial assistance under the U.S. Treasury Department’s Troubled Asset Relief Program (“TARP”), which sought to inject liquidity into the financial system and to revive the credit markets. Some institutions have repaid these funds, but our Company had not at the time this proposal was submitted.

In the ongoing debate over the bailout of financial institutions, critics noted that these companies’ compensation programs created perverse incentives for executives to focus on short-term results, even if those results were ultimately not in the companies’ long-term interests. Congress responded by establishing standards restricting the executive compensation at institutions receiving TARP funds.

One such standard limits the tax-deductible compensation that a company receiving TARP funds may pay to each executive at $500,000 per year. Companies receiving TARP funds may pay executives compensation in excess of $500,000, but doing so may increase the company’s income taxes and affect its bottom line and thus affect stockholder returns.

We are concerned that, even with this standard, many financial institutions are reverting to their pre-crisis compensation practices for their Named Executive Officers (“NEOs”). A September 2009 study by the Institute for Policy Studies underscores this issue. The report found that the CEOs of the 20 banks that received the most TARP funds were paid 37% more than the average for top executives of S&P 500 companies the preceding year.

Although Congress permits TARP participants to pay non-deductible compensation to their executives, we believe that stockholders have the right to know the specific financial implications to the Company of a decision by the Board to pay senior executives more than the applicable deduction limit, as well as the Board’s rationale for doing so.

On September 24, the Board of our Company approved increasing the 2009 base salary for CEO Kevin Kabat to $3.14 million from $900,000 in 2008 in cash and phantom stock units, and approved similar awards increasing the base pay for the other NEOs. We request that the Board explain why it approved compensation in excess of the Internal Revenue Code 162(m) deduction limits, and report how much this cost the Company in additional taxes.

We urge you to vote FOR this resolution.

Statement Against Shareholder Proposal No. 1

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. The Board believes that approval of the proposed resolution would not be in the best interests of the Company or its shareholders.

The supporting statement states that the Board “approved increasing the 2009 base salary for Kevin Kabat to $3.14 million from $900,000 in 2008 in cash and phantom stock units.” Specifically, Mr. Kabat’s base salary was increased from $900,000 in cash for 2008 to $1.0 million in cash and $2.14 million in phantom stock for 2009. As the phantom stock units will not be paid until the earlier of death or June 15, 2011, the actual cash amount that Mr. Kabat will receive is dependent on the stock price of Fifth Third’s common stock and, therefore, Mr. Kabat’s interests with respect to these payments are aligned with the interests of Fifth Third’s shareholders. The changes in Mr. Kabat’s compensation were required in order to comply with the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued in June 2009 by the U.S. Department of the Treasury which prohibit the payment or accrual of bonuses. Similar actions were taken by many of the Company’s competitors.

The Board of Directors believes that the Company already provides a great amount of detailed information in our annual proxy statements relating to the compensation of our executive officers and the rationale behind such compensation. The Securities and Exchange Commission (the “SEC”) disclosure requirements for proxy statements include a Compensation Discussion and Analysis section relating to the compensation of executive officers. The SEC suggests that the Compensation Discussion and Analysis section of a Company’s proxy statement include a discussion of the impact of the accounting and tax treatments of a particular form of compensation and a discussion of factors considered in decisions to increase or decrease compensation materially. Our Company has historically addressed both of these items in our proxy statements in the Compensation Discussion and Analysis section, and has done so again in this Proxy Statement. The Board believes that the disclosures in the Compensation Discussion and Analysis section of this Proxy Statement sufficiently discuss the tax impact of non-deductible executive compensation on the Company and the rationale behind the compensation of the Company’s executive officers. The Board does not believe it is in the best interests of shareholders to spend unnecessary time and expense to provide an additional separate report regarding the taxability of compensation. Moreover, the Company’s tax liabilities in any given year are the result of many factors, some of which are very complicated. The potential tax impact of non-deductible compensation for our Chief Executive Officer is immaterial to our overall tax situation and to our Company as a whole, such that the disclosure requested by the above shareholder proposal would not be meaningful.

Furthermore, the Board believes that shareholders already have a meaningful way to provide input and express their approval of the compensation of the Company’s executive officers. All companies that participated in the TARP under the Emergency Economic Stabilization Act of 2008 are required to give shareholders a vote on an advisory resolution to endorse the compensation policies and procedures employed by the Company, as described in the “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) (“Say on Pay Resolution”). Our Company participated in the TARP and, as a result, included a Say on Pay Resolution voted upon by shareholders at the 2009 Annual Meeting and again is including a Say on Pay Resolution in this proxy statement for the 2010 Annual Meeting. Our shareholders overwhelmingly approved the Say on Pay Resolution for the 2009 Annual Meeting with approximately 93% of the votes cast being in favor of such Say on Pay Resolution. The Board believes that these Say on Pay Resolutions give shareholders a useful method for providing feedback and approval of the compensation of the Company’s executive officers.

For all of the above reasons, the Board of Directors believes that this shareholder proposal is not in the best interests of the shareholders and unanimously recommends a vote AGAINST this shareholder proposal.

Vote Required

Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted against this proposal unless otherwise instructed by the shareholder. Abstentions, and shares not voted by shareholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ADOPTION OF SHAREHOLDER PROPOSAL NO. 1

SHAREHOLDER PROPOSAL NO. 2

(Item 8 on Proxy Card)

The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. The address and stock ownership of the proponent will be furnished by the Corporate Secretary of the Company to any shareholder, orally or in writing as requested, promptly upon receipt of any oral or written request therefore. In accordance with federal securities regulations, we include the shareholder proposal plus any supporting statement exactly as submitted by the proponent. Therefore, the Company takes no responsibility for the content of the proposal or supporting statement submitted by the proponent. To make sure readers can easily distinguish between material provided by the proponent and material provided by the Company, we have put a box around material provided by the proponent.

The American Federation of State, County and Municipal Employees Pension Plan has submitted the following:

RESOLVED, that shareholders of Fifth Third Bancorp (“Fifth Third” or the “Company”) urge the board of directors (the “Board”) to adopt a policy that the Chairman of the Board shall be a director who is independent from Fifth Third. The policy’s definition of independence should provide that a director is not “independent” if he or she:

(a) in the last five years has been (i) employed by the Company; (ii) employed by, served as a director of or has had a five percent or greater equity interest in an entity that makes payments to or receives payments from the Company and either: (A) such payments account for one percent or more of the entity’s or the Company’s consolidated gross revenues in any single fiscal year; or (B) if the entity is a debtor or creditor of the Company, the amount owed exceeds one percent of the Company’s or entity’s assets; (iii) an employee or director of a foundation, university or other non-profit organization that receives donations from the Company, or the director has been a direct beneficiary of any donations to such an organization; or

(iv) part of an interlocking directorate in which the CEO or other employee of the Company serves on the board of an entity employing the director; or

(b) in the past five years has provided consulting or other services to the Company or an executive officer of the Company; or

(c) is the parent, child, sibling, aunt, uncle or cousin of someone described in any of the subsections in (a) or (b) above.

The policy should provide that if the Board determines that a Chairman who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within 60 days of such determination. Compliance with the policy should be excused if no director who qualifies as independent is elected by the stockholders or if no director who is independent is willing to serve as Chairman. The policy should apply prospectively so as not to violate any existing contractual obligation.

SUPPORTING STATEMENT

Fifth Third’s CEO, Kevin Kabat, also serves as chairman of the Company’s board of directors. As Intel former chairman Andrew Grove stated, “The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he’s an employee, he needs a boss, and that boss is the board. The chairman runs the board. How can the CEO be his own boss?” Also, in our view, these roles require different skills and temperaments. We believe that independent board leadership would be particularly constructive at Fifth Third, which took part in the Capital Purchase Program of the Treasury Department’s Troubled Asset Relief Program.

We urge shareholders to vote for this proposal.

Statement Against Shareholder Proposal No. 2

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. The Board believes that approval of the proposed resolution would not be in the best interests of the Company or its shareholders.

The Board believes that the Company’s shareholders are best served by a Board that has the flexibility to establish a leadership structure that fits the needs of the Company at any particular point in time. There are no legal or stock exchange requirements that require the Company’s Chairman to be independent. Under the Company’s Code of Regulations and Corporate Governance Guidelines, the Board of Directors has the authority to combine or separate the positions of Chairman and Chief Executive Officer as well as determine whether, if the positions are separated, the Chairman is an affiliated Director or an independent Director. This proposal would significantly restrict that exercise of discretion by the Board.

The Board has considered from time to time the independence of the Chairman and the question of whether to separate the offices of Chairman and Chief Executive Officer and reached its determination based on its conclusion of what was in the best interests of the Company and its shareholders at the time. The Board believes that it must retain the flexibility to make a judgment regarding its own leadership structure.

Furthermore, the Board believes that the Company already has policies and practices in place to provide independent oversight of management and strong leadership of the independent directors. Since June 2006, the Board has had a designated independent Lead Director on the Board of Directors. The role of the Lead Director is closely aligned with the role of an independent Chairman. The Position Duty Statement of the Lead Director of

the Board of Directors of Fifth Third Bancorp, which is available in the Corporate Governance section of the Company’s website (www.53.com), lists the various responsibilities of the Lead Director. The Lead Director has the following responsibilities:

•

to advise the Chairman as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of Company operations;

•	to provide the Chairman with advice and/or input as to the preparation of the agenda for the Board and Committee meetings;

•

to advise the Chairman as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the independent directors to effectively and responsibly perform their duties; although Company management is responsible for the preparation of materials for the Board, the Lead Director may specifically request the inclusion of certain material;

•	to recommend to the Board the retention of consultants who report directly to the Board;

•	to interview all Board candidates, and make recommendations to the Nominating and Corporate Governance Committee and the Board;

•	to assist the Board and Company officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines;

•	to be principally responsible for recommending revisions to the Corporate Governance Guidelines;

•

to coordinate, develop the agenda for and moderate executive sessions of the Board’s independent directors; act as principal liaison between the independent directors and the Chairman on sensitive issues;

•	to evaluate, along with the members of the Compensation Committee, the Chief Executive Officer’s performance; meet with the Chief Executive Officer to discuss the Board’s evaluation; and

•	to recommend to the Chairman the membership of the various Board Committees, as well as selection of the Committee chairs.

The powers and duties of the Chairman and the Lead Director differ primarily in that the Chairman presides over the normal business portion of the meetings of the Board of Directors. Since the Lead Director may call for an executive session of independent directors at any time and has joint control over the agenda and the information provided to directors for Board meetings, the Board does not believe that the ability to preside over the normal Board meeting business sessions limits the ability of the Board to have open exchanges of views or to address any issues the Board chooses independently of the Chairman. We believe that having an independent Lead Director with substantial authority effectively ensures appropriate oversight by an independent board.

At this time, the Board believes there are a number of important advantages to continuing to allow the positions of Chairman and Chief Executive Officer to be held by the same person. The Chief Executive Officer is the director most familiar with our business and industry and is best situated to lead discussions on important matters affecting the business of our Company. Combining the Chief Executive Officer and Chairman positions creates a firm link between management and the Board and promotes the development and implementation of corporate strategy.

Additionally, the definition of independence used in this shareholder proposal is very narrow and conflicts with the definition of independence used by other organizations such as the Company’s stock exchange- the NASDAQ® National Global Select Market. For example, the definition of independence used by NASDAQ would allow former consultants or employees to be considered independent three years after their service whereas the shareholder proposal uses a five year standard. Additionally, the NASDAQ definition would allow a former consultant to be considered independent as long as their fees were under $120,000 per year but the shareholder proposal contains no consideration of any such limits. The proposal also would not permit a person to be considered independent who, within the past five years, was employed by an entity which either loaned or borrowed as little as one percent of its assets from Fifth Third. Fifth Third is one of the largest banks in the country, with hundreds of thousands of customers and depositors who are creditors or debtors to Fifth Third. It could prove extremely difficult if not impossible to find a person who met this restriction — particularly since the proposal would also prohibit any cousin of such a person from being considered. Therefore, the Board believes that the definition of independence used in the shareholder proposal is not only not in the best interests of the Company but is overly restrictive and extremely difficult to monitor.

The Board believes that the proposal would eliminate crucial flexibility to determine the optimal leadership structure for the Company at any point in time. The existence and powers of our Lead Director sufficiently address the concerns detailed in the proposal. Accordingly, for all of the above reasons, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

Vote Required

Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted against this proposal unless otherwise instructed by the shareholder. Abstentions, and shares not voted by shareholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ADOPTION OF SHAREHOLDER PROPOSAL NO. 2

2011 SHAREHOLDER PROPOSALS

In order for shareholder proposals for the 2011 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s Proxy Statement, they must be received by the Company prior to November 10, 2010 at the following address or facsimile number:

Fifth Third Bancorp

38 Fountain Square Plaza

MD10AT76

Cincinnati, Ohio 45263

Attn: Corporate Secretary

Facsimile: (513) 534-6757

Any shareholder who intends to propose any other matter to be acted upon at the 2011 Annual Meeting of Shareholders (but not include such proposal in the Company’s Proxy Statement) must inform the Company no later than January 24, 2011. If notice is not provided by that date, the persons named in the Company’s proxy for the 2011 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2011 Annual Meeting.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote thereon according to their best judgment and interest of the Company. No other shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.

A copy of the Company’s Annual Report on Form 10-K for the most recent fiscal year, as filed with the Securities and Exchange Commission, not including exhibits, will be mailed without charge to shareholders upon written request. Requests should be addressed to Paul L. Reynolds, Secretary, Fifth Third Bancorp, Fifth Third Center, MD 10AT76, Cincinnati, Ohio 45263. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering the Company’s reasonable expenses.

By order of the Board of Directors

Paul L. Reynolds

Secretary

New or amended language is indicated by underlining

ANNEX 1

Proposed Amendments to Articles of Incorporation

EIGHTH:         At each meeting of stockholders for the election of directors, each nominee who receives a majority of the votes cast with respect to his or her election shall be elected as a director; provided, however, that if the election is contested, then the nominees receiving the greatest number of votes “for” his or her election shall be elected. For purposes of this Article EIGHTH, a majority of votes cast means that the number of shares voted “for” a director’s election must exceed the number of shares “withheld” or voted “against” his or her election, with abstentions and non-votes being disregarded, and an election shall be considered “contested” if the number of nominees exceeds the number of directors to be elected by the class(es) of shares eligible to vote in such election.

*****************************

~~EIGHTH~~TENTH: These Amended Articles of Incorporation supersede and take the place of the existing Amended Articles of Incorporation.

Proposed Amendments to Code of Regulations

Article II

Section 11. Vote of Stockholder. Except as otherwise permitted by law or by the Articles of Incorporation all action by stockholders shall be taken at a stockholders’ meeting. Every stockholder of record as determined pursuant to Section 8 of this Article II and who is entitled to vote, shall be entitled by every meeting of the stockholders to one vote for every share of stock standing in his name on the books of the Corporation. Every stockholder entitled to vote shall have the right to vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder or a verifiable communication authorized by such stockholder and executed or authorized not more than eleven (11) months prior to the meeting, unless the instrument or verifiable communication provides for a longer period. Any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission, that appears to have been transmitted by a stockholder entitled to vote, and that appoints a proxy is a sufficient verifiable communication to appoint a proxy. A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by a stockholder entitled to vote and that appoints a proxy is a sufficient writing to appoint a proxy. Except as otherwise provided by law or by the Articles of Incorporation, no vote on any question upon which a vote of the stockholders may be taken need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot each ballot shall state the number of shares voted and name of the stockholder or proxy voting. All elections of directors shall be by ~~a plurality vote unless notice demanding cumulative voting has been presented to the Corporation as provided in Section 1701.55 of the Ohio Revised Code and in such event the Directors shall be elected by cumulative voting as provided in such section, and~~vote of the stockholders entitled to vote thereon as specified in Article Eighth of the Corporation’s Articles of Incorporation, as may be amended from time to time, except as otherwise provided by law~~, by the Articles of Incorporation~~ or by Section 14 of Article III hereof~~, all~~. All other ~~elections and all~~ questions shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote ~~in the election or~~ on the question.

1

Article III

Section 12. Resignations. Any director may resign at any time either by oral tender of resignation at any meeting of the Board of Directors or by such tender to the Chairman of the Board or the President or by giving written notice thereof to the Corporation. Any resignation shall be effective immediately, unless ~~a date certain is~~otherwise specified therein for it to take effect ~~and acceptance~~. Acceptance of any resignation shall not be necessary to make it effective, ~~irrespective of whether the~~unless such resignation is tendered expressly subject to ~~such~~ acceptance.

***************************

Section 14. Filling of Vacancies Not Caused by Removal. Expect as otherwise provided by law or except as otherwise provided by the Articles of Incorporation, in case of any increase in the number of directors, or of any vacancy created by death, resignation or otherwise, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies may be filled either (a) by the Board of Directors at any meeting by affirmative vote of a majority of the remaining directors though the remaining directors be less than the quorum provided for by this Article III, or (b) by the ~~holders~~vote of ~~Common Stock of~~ the ~~Corporation~~stockholders entitled to vote thereon, either at an annual meeting of stockholders or at a special meeting of such holders called for the purpose, as specified in Article Eighth of the Corporation’s Articles of Incorporation, as may be amended from time to time. The directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are elected and qualify.

2

New or amended language is indicated by underlining

ANNEX 2

Proposed Amendments to Articles of Incorporation

NINTH:         No holder of shares of the corporation of any class shall have any right to cumulate the voting power of such shares in the election of directors. The right to cumulate the voting power of the holder as provided in Section 1701.55 of the Ohio Revised Code is hereby specifically denied to all holders of shares of any class of the corporation.

~~EIGHTH~~TENTH:         These Amended Articles of Incorporation supersede and take the place of the existing Amended Articles of Incorporation.

Proposed Amendment to Code of Regulations

Article II

Section 11. Vote of Stockholder. Except as otherwise permitted by law or by the Articles of Incorporation all action by stockholders shall be taken at a stockholders’ meeting. Every stockholder of record as determined pursuant to Section 8 of this Article II and who is entitled to vote, shall be entitled by every meeting of the stockholders to one vote for every share of stock standing in his name on the books of the Corporation. Every stockholder entitled to vote shall have the right to vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder or a verifiable communication authorized by such stockholder and executed or authorized not more than eleven (11) months prior to the meeting, unless the instrument or verifiable communication provides for a longer period. Any transmission that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail, or an electronic, telephonic, or other transmission, that appears to have been transmitted by a stockholder entitled to vote, and that appoints a proxy is a sufficient verifiable communication to appoint a proxy. A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by a stockholder entitled to vote and that appoints a proxy is a sufficient writing to appoint a proxy. Except as otherwise provided by law or by the Articles of Incorporation, no vote on any question upon which a vote of the stockholders may be taken need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot each ballot shall state the number of shares voted and name of the stockholder or proxy voting. All elections of directors shall be by ~~a plurality vote unless notice demanding cumulative voting has been presented to the Corporation as provided in Section 1701.55 of the Ohio Revised Code and in such event the Directors shall be elected by cumulative voting as provided in such section, and~~vote of the stockholders entitled to vote thereon as specified in Article Eighth of the Corporation’s Articles of Incorporation, as may be amended from time to time, except as otherwise provided by law~~, by the Articles of Incorporation~~ or by Section 14 of Article III hereof~~, all~~. All other ~~elections and all~~ questions shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote ~~in the election or~~ on the question.

ANNEX 3

REGULATIONS FOR CONDUCT AT THE APRIL 20, 2010 ANNUAL MEETING

OF SHAREHOLDERS OF FIFTH THIRD BANCORP

We welcome you to the 2010 Annual Meeting of Shareholders of Fifth Third Bancorp. In order to provide a fair and informative Meeting, we ask you to honor the following regulations for the Meeting. The business of the Meeting will be taken up as set forth in the Agenda attached to these Regulations. Annual Meetings are business meetings, and they can be effective only if conducted in an orderly, business-like manner. Strict rules of parliamentary procedure will not be followed. The Chairman of the Meeting will control the meeting and make any required procedural rulings. Please follow the instructions of the Chairman. Thank you for your cooperation.

1. ELECTION OF DIRECTORS. Every shareholder having the right to vote shall be entitled to vote in person or by proxy. Each shareholder of record shall be entitled to one vote for each share of common stock registered in his name on the books of the Company. All elections shall be determined by a plurality vote. The Company has, however, adopted provisions of its Corporate Governance Guidelines stating that, as long as cumulative voting is not in effect, in an uncontested election of Directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider factors deemed relevant by the Committee members including, without limitation, the Director’s length of service, the Director’s particular qualifications and contributions to Fifth Third, the reasons underlying the majority withheld vote (if known) and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Guidelines. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Committee and such additional information and factors the Board believes to be relevant.

2. VOTING. Every shareholder having the right to vote shall be entitled to vote in person or by proxy at the Meeting. If you have already voted by proxy, there is no need to vote by ballot, unless you wish to change your vote. The polls shall be opened immediately after completion of the nominations, and shall remain open until closed by the Chairman. After the closing of the polls, no further voting shall be permitted and no further proxies, ballots or evidence shall be accepted by the Inspectors of Election. Except as otherwise stated in the proxy materials for this Meeting or as required by Ohio law, each matter brought before this Meeting for a vote shall require the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s common stock at this Meeting and entitled to vote on such matter.

3. ITEMS OF BUSINESS; SHAREHOLDER PROPOSALS – THREE MINUTE LIMIT. The items of business listed on the accompanying Agenda are expected to be properly introduced at the Meeting and taken up in the order set forth in the Agenda. Additional matters may be proposed by shareholders of record in accordance with the federal securities laws, the Ohio Revised Code and these Regulations. The Chairman will not entertain any proposals that are inconsistent with Ohio law or that relate to activities that have been delegated to the Company’s Board of Directors by the authority of Ohio law. Shareholder proposals will be entertained in the following order: first, any proposals which were properly submitted for timely inclusion in the Company’s proxy materials for this Meeting; second, any proposals of which the Company was informed prior to the commencement of this Meeting; and lastly, any other proposals properly made in accordance with these Regulations. Each proposing shareholder will be allotted three minutes in which to present the proposal and any desired remarks in support thereof. Properly introduced motions need not be seconded in order to be considered by the shareholders at this Meeting.

4. QUESTIONS/STATEMENTS BY SHAREHOLDERS – ONE MINUTE LIMIT. To make a proposal or to speak at the Meeting you must be either a shareholder of record as of February 26, 2010 or a person named in a proxy given by such a shareholder. No other persons will be permitted to make a proposal or to speak at the Meeting. There will be one period for questions and statements by shareholders as set forth on the Agenda attached to these Regulations.

In order that we may give as many shareholders as possible the opportunity to speak, remarks and questions will be limited to one minute per shareholder. You must restrict yourself to one comment or question at a time so that others may have an opportunity to be heard. Each shareholder may have only one turn to speak until all shareholders who wish to speak have had the opportunity to do so; additional turns may be allowed as time permits.

If you wish to speak, please raise your hand and wait until you are recognized. Please do not address the Meeting until recognized by the Chairman. When you are recognized, please state your name, place of residence, and whether you are a Fifth Third shareholder or a holder of a shareholder proxy, and, in the latter case, identify the shareholder on whose behalf you are speaking. All questions should be directed to the Chairman, who may call on other persons to respond or further direct questions when appropriate.

If you have a matter of individual concern which is not an appropriate subject for general discussion, please defer discussion until after the Meeting at which time officers of the Company will be available. The Chairman will stop discussions which are repetitive, derogatory, over the time limit, irrelevant to the business of the Company or the items on the Agenda for the Meeting, related to pending or threatened litigation, regulatory proceedings or similar actions or otherwise inappropriate. Derogatory references to personalities, comments that are in bad taste, the airing of personal grievances, the injection of irrelevant controversy, personal attacks, refusal to follow these Regulations or interference with any speaker will not be permitted and will be a basis for silencing or removal from the Meeting.

5. MISCELLANEOUS. No recording devices, cellular telephones, photographic equipment or bullhorns will be permitted into the Meeting. No written materials may be distributed by any person at or in physical proximity to the Meeting. The Chairman of the Meeting shall have the power to silence or have removed any person in order to ensure the orderly conduct of the Meeting.

6. ADMINISTRATION AND INTERPRETATION. The Chairman of the Meeting has sole authority to preside over the Meeting and make any and all determinations with respect to the conduct of the Meeting, including, without limitation, the administration and interpretation of these regulations and procedures. The Chairman also has sole authority to create such additional regulations and procedures and to waive full or partial compliance with any regulation or procedure as the reasonably determines. Any action taken by the Chairman at the Meeting will be final, conclusive and binding on all persons. The Secretary of the Company shall act as secretary of the Meeting.

THANK YOU FOR YOUR COOPERATION AND ENJOY THE MEETING.

2

Annual Meeting of Shareholders

APRIL 20, 2010

AGENDA

Call to Order

Introductions

Approval of 2009 Minutes

Nomination and Election of Directors

Approval of Majority Voting in Election of Directors

Approval of Elimination of Cumulative Voting in Election of Directors

Approval of Amendment to Code of Regulations

Approval of Advisory Vote on Executive Compensation

Ratification of Auditors

Consideration and Vote on Shareholder Proposals, if presented

Presentation of 2009 Results

Question and Answer Session

Announcement of Voting Results on all matters presented

Adjournment

38 Fountain Square Plaza

Cincinnati, Ohio 45263

(800) 972-3030

VOTE BY INTERNET	WWW.CESVOTE.COM

Use the Internet to submit your proxy until 11:00 a.m., Eastern time, on the morning of the Annual Meeting, April 20, 2010. Have your proxy card in hand when you access the website listed above and follow the instructions provided.

VOTE BY TELEPHONE	1-888-693-8683

Use any touch-tone telephone to submit your proxy until 11:00 a.m., Eastern time, on the morning of the Annual Meeting, April 20, 2010. Have your proxy card in hand when you call and follow the instructions provided.

VOTE BY MAIL

Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to: Fifth Third Bancorp, c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230 to ensure that your vote is received prior to the Annual Meeting on April 20, 2010.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Access the Website and submit your proxy: www.cesvote.com	Sign and return your proxy in the postage-paid envelope provided.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of meeting, proxy statement and proxy card are available at www.ViewMaterial.com/fitb

Control Number è

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

ê MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. ê

FIFTH THIRD BANCORP	ANNUAL MEETING PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James P. Hackett, Kevin T. Kabat and Mitchel D. Livingston, Ph.D., and each of them, with full power of substitution and power to act alone, as proxies to vote all shares of stock of FIFTH THIRD BANCORP which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of the Shareholders of Fifth Third Bancorp, to be held April 20, 2010 at the Hyatt Regency Cincinnati, Regency Ballroom, 151 West 5th Street, Cincinnati, Ohio, and at any adjournments or postponements thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR Items 1, 2, 3, 4, 5 and 6 and AGAINST Items 7 and 8.

, 2010
Shareholder Sign Here	Date

, 2010
Shareholder (Joint Owner) Sign Here	Date

Please sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee, guardian or custodian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Annual Meeting of Shareholders of

FIFTH THIRD BANCORP

Hyatt Regency Cincinnati, Regency Ballroom

151 West 5th Street, Cincinnati, Ohio, at 11:30 a.m., E.D.S.T., April 20, 2010.

Upon arrival, please present this

admission ticket and photo identification

at the registration desk.

Please tear off this Admission Ticket. If you plan to attend the Annual Meeting of shareholders, you will need this ticket to gain entrance to the meeting. This ticket is valid to admit the shareholder to the Annual Meeting.

The Annual Meeting of shareholders will be held at the following address:

Hyatt Regency Cincinnati, Regency Ballroom, 151 West 5th Street, Cincinnati, Ohio,

at 11:30 a.m., E.D.S.T., April 20, 2010. You must present this ticket to gain admission to the meeting. You should send in your proxy or vote electronically even if you plan to attend the meeting.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

ê MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. ê

The Board of Directors recommends a vote “FOR” the election of Directors, and “FOR” Items 2, 3, 4, 5 and 6.
1.	Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2011:

Nominees:

	(01) Darryl F. Allen	(02) Ulysses L. Bridgeman, Jr.	(03) Emerson L. Brumback	(04) James P. Hackett
	(05) Gary R. Heminger	(06) Jewell D. Hoover	(07) Kevin T. Kabat	(08) Mitchel D. Livingston, Ph.D.
	(09) Hendrik G. Meijer	(10) John J. Schiff, Jr.	(11) Dudley S. Taft	(12) Marsha C. Williams

	☐ FOR all nominees listed above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed above		INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the following line.

		FOR	AGAINST	ABSTAIN

2.	The proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to provide for majority voting in uncontested elections of directors.	☐	☐	☐

3.	The proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to eliminate cumulative voting in elections of directors.	☐	☐	☐

4.

The proposal described in the proxy statement to amend the Code of Regulations to permit the directors to further amend the code of regulations without shareholder consent to the extent permitted by Ohio law.

		☐	☐	☐

5.	Approval of an advisory vote on executive compensation.	☐	☐	☐

6.	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year 2010.	☐	☐	☐

Shareholder Proposals: The Board of Directors recommends a vote “AGAINST” Items 7 and 8.		FOR	AGAINST	ABSTAIN

7.

Proposal to request the Board of Directors to report annually on the extent to which the application of Section 162(m) of the Internal Revenue Code resulted in some or all of the remuneration of the Company’s senior executives being non-deductible for federal income tax purposes.

		☐	☐	☐

8.	Proposal to request that the Board of Directors adopt a policy that the Chairman of the Board shall be a director who is independent from Fifth Third.	☐	☐	☐

(Continued, and please sign on reverse side.)